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                                                                   EXHIBIT 10.15

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                                   $52,000,000


                                CREDIT AGREEMENT


                                      AMONG


                           KING PHARMACEUTICALS, INC.,
                                  AS BORROWER,


                         THE LENDERS SIGNATORIES HERETO,

                      THE PERSONS FROM TIME TO TIME ACTING
                     AS LETTER OF CREDIT ISSUERS HEREUNDER,

                                       AND


                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                    AS AGENT





                            DATED NOVEMBER 26, 1997.


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                                TABLE OF CONTENTS


COMMITMENT.....................................................................................................   1

Section 1.1.      Commitments..................................................................................   1
         Section 1.2.      Borrowing Options; Method of Borrowing..............................................   2
         Section 1.3.      Evidence of Indebtedness............................................................   3
         Section 1.4.      Interest............................................................................   4
         Section 1.5.      Commitment and Other Fees...........................................................   4
         Section 1.6.      Repayment of Loans..................................................................   5
         Section 1.7.      Reductions of Commitments...........................................................   5
         Section 1.8.      Computation of Interest and Fees....................................................   7
         Section 1.9.      Maximum Interest Rate...............................................................   7
         Section 1.10.     Manner of Payment; Application of Payments..........................................   7
         Section 1.11.     Return of Payments..................................................................   7


LETTERS OF CREDIT..............................................................................................   8
         Section 2.1.      Letters of Credit...................................................................   8
         Section 2.2.      Manner of Issuance..................................................................   8
         Section 2.3.      Drawings Under Letters of Credit....................................................   9
         Section 2.4.      Letter of Credit Fees; Administrative Fees; Interest................................  11
         Section 2.5.      Limitation of Liability With Respect To Letters of Credit...........................  11


CONDITIONS TO EXTENSIONS OF CREDIT ............................................................................  13
         Section 3.1.      Conditions to Initial Extension of Credit ..........................................  13
         Section 3.2.      Conditions to Issuance of Letters of Credit.........................................  16
         Section 3.3.      Conditions to Each Extension of Credit..............................................  16


CERTAIN REPRESENTATIONS AND WARRANTIES OF BORROWER ............................................................  18
         Section 4.1.      Organization; Power; Qualification; Subsidiaries....................................  18
         Section 4.2.      Authorization and Compliance of Agreement, Notes and Extensions of Credit...........  18
         Section 4.3.      Litigation..........................................................................  19
         Section 4.4.      Burdensome Provisions...............................................................  19
         Section 4.5.      No Adverse Change or Event..........................................................  19
         Section 4.6.      No Adverse Fact.....................................................................  20
         Section 4.7.      Title to Properties.................................................................  20
         Section 4.8.      Environmental Matters...............................................................  20
         Section 4.9.      Debt................................................................................  20



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
         Section 4.10.     Patents, Trademarks, Etc............................................................  20
         Section 4.11.     Solvency............................................................................  20
         Section 4.12.     Security Interest...................................................................  21
         Section 4.13.     The Questionnaire...................................................................  21
         Section 4.14      Labor Matters.......................................................................  21
         Section 4.15.     Governmental Regulation.............................................................  21
         Section 4.16.     Margin Regulations..................................................................  22
         Section 4.17.     Taxes...............................................................................  22
         Section 4.18.     ERISA...............................................................................  22
         Section 4.19.     Brokers.............................................................................  23


COVENANTS......................................................................................................  24
         Section 5.1.      Preservation of Existence and Properties, Scope of Business, Compliance with Law,
                           Payment of Taxes and Claims.........................................................  24
         Section 5.2.      Insurance...........................................................................  24
         Section 5.3.      Use of Proceeds.....................................................................  25
         Section 5.4.      Environmental Matters...............................................................  25
         Section 5.5.      Guaranties..........................................................................  26
         Section 5.6.      Liens...............................................................................  26
         Section 5.7.      Merger, Consolidation, Acquisitions and Disposition of Assets.......................  26
         Section 5.8.      Transactions with Affiliates/Certain Account Debtors................................  27
         Section 5.9.      Taxes of Other Persons..............................................................  27
         Section 5.10.     Limitation on Restrictive Covenants.................................................  28
         Section 5.11.     Issuance or Disposition of Capital Securities.......................................  28
         Section 5.12.     Permitted Debt......................................................................  28
         Section 5.13.     Limitations on Investments, Loans and Advances......................................  28
         Section 5.14.     Additional Subsidiaries.............................................................  29
         Section 5.15.     Minimum Consolidated Net Worth......................................................  30
         Section 5.16.     Leverage Ratio......................................................................  30
         Section 5.17.     Interest Coverage Ratio.............................................................  30
         Section 5.18.     Fixed Charge Coverage Ratio.........................................................  30
         Section 5.19.     Capital Expenditures................................................................  31
         Section 5.20.     Restricted Payments.................................................................  31


INFORMATION....................................................................................................  32
         Section 6.1.      Financial Statements and Information to be Furnished................................  32
         Section 6.2.      Accuracy of Financial Statements and Information....................................  34
         Section 6.3.      Additional Covenants Relating to Disclosure.........................................  36


DEFAULT .......................................................................................................  37



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
         Section 7.1.      Events of Default...................................................................  37
         Section 7.2.      Remedies upon Event of Default......................................................  39


CHANGES IN CIRCUMSTANCES ......................................................................................  41
         Section 8.1.      Mandatory Suspension and Conversion of Eurodollar Rate Loans........................  41
         Section 8.2.      Regulatory Changes..................................................................  41
         Section 8.3.      Change of Lending Office............................................................  42
         Section 8.4.      Funding Losses......................................................................  43
         Section 8.5.      Determinations......................................................................  43


THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE
         LETTER OF CREDIT BANKS ...............................................................................  44
         Section 9.1.      Appointment and Authorization.......................................................  44
         Section 9.2.      Agent and Affiliates; Letter of Credit Issuer and Affiliates........................  44
         Section 9.3.      Action by Agent and Letter of Credit Issuer.........................................  44
         Section 9.4.      Consultation with Experts...........................................................  45
         Section 9.5.      Liability of the Agent and Letter of Credit Issuers.................................  45
         Section 9.6.      Indemnification.....................................................................  45
         Section 9.7.      Credit Decision.....................................................................  45
         Section 9.8.      Successor Agent.....................................................................  46
         Section 9.9.      Security Documents, Etc.............................................................  46


INTERPRETATION ................................................................................................  47
         Section 10.1.     Interpretation......................................................................  47
         Section 10.2.     Accounting Matters..................................................................  68
         Section 10.3.     Classes of Extensions of Credit and Types of Loans..................................  68
         Section 10.4.     Captions............................................................................  68


MISCELLANEOUS..................................................................................................  69
         Section 11.1.     Notices.............................................................................  69
         Section 11.2.     Expenses; Indemnification...........................................................  71
         Section 11.3.     Rights Cumulative...................................................................  72
         Section 11.4.     Disclosure..........................................................................  72
         Section 11.5.     Waivers; Amendments.................................................................  72
         Section 11.6.     Set-Off.............................................................................  73
         Section 11.7.     Assignment and Participations.......................................................  74
         Section 11.8.     Governing Law.......................................................................  76
         Section 11.9.     Judicial Proceedings; Waiver of Jury Trial..........................................  76
         Section 11.10.    Severability of Provisions..........................................................  77



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
         Section 11.11. Counterparts...........................................................................  77
         Section 11.12. Entire Agreement.......................................................................  77
         Section 11.13. Survival of Obligations................................................................  77
         Section 11.14. Successors and Assigns.................................................................  77
         Section 11.15. Limitation of Liability................................................................  77



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TABLE OF CONTENTS



Exhibit A-1                Form of Eurodollar Revolving Note
Exhibit A-2                Form of Base Rate Revolving Note
Exhibit B-1                Form of Eurodollar Term Note
Exhibit B-2                Form of Base Rate Term Note
Exhibit C                  Form of Security Agreement
Exhibit D                  Form of Pledge Agreement
Exhibit E                  Form of Guaranty Agreement
Exhibit F                  Form of Subsidiary Security Agreement
Exhibit G                  Form of Subsidiary Pledge Agreement
Exhibit H                  Form of Mortgage
Exhibit I                  Form of Trademark Security Agreement
Exhibit J                  Form of Subsidiary Trademark Security Agreement
Exhibit K                  Form of Patent Security Agreement
Exhibit L                  Form of Credit Party Questionnaire
Schedule 1.2(b)            Form of Notice of Borrowing
Schedule 3.1(a)            Form of Certificate of the Secretary or an Assistant
                           Secretary of the Borrower
Schedule 3.1(b)-1          Form of Certificate of Secretary or Assistant
                           Secretary of Guarantor (Monarch)
Schedule 3.1(b)-2          Form of Certificate of Secretary or Assistant
                           Secretary of Guarantor (King of Nevada)
Schedule 3.1(c)-1          Form of Borrower's Closing Certificate (Monarch)
Schedule 3.1(c)-2          Form of Guarantor's Closing Certificate (King of
                           Nevada)
Schedule 3.1(c)-3          Form of Guarantor's Closing Certificate
Schedule 3.1(h)            Form of Opinion of Borrower's and Guarantors' Counsel
Schedule 4.1               Schedule of Subsidiaries
Schedule 4.2               Schedule of Consents and Approvals
Schedule 4.3               Schedule of Litigation
Schedule 4.4               Burdensome Provisions
Schedule 4.7               Schedule of Existing Liens
Schedule 4.8               Environmental Matters
Schedule 4.9               Agreements Relating to Debt of Borrower and
                           Subsidiaries
Schedule 5.1               Schedule of Real Estate Holdings
Schedule 5.2               Schedule of Acceptable Insurance
Schedule 5.5               Schedule of Existing Guaranties
Schedule 5.10              Schedule of Contracts with Permitted Restrictive
                           Covenants
Schedule 6.1(a)            Form of Certificate of Borrower with respect to
                           Quarterly Financial Statements



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Schedule 6.1(b)            Form of Certificate of the Borrower as to Annual
                           Financial Statements
Schedule 6.1(c)(v)         Form of Certificate of the Borrower as to Borrowing
                           Base
Schedule 6.1(c)(vi)        Form of Certificate of the Borrower as to Monthly
                           Income Statements
Schedule 6.2               Schedule of Historical Financial Information
Schedule 10.1(a)           Disbursement Account
Schedule 11.7              Assignment and Assumption Agreement

                                CREDIT AGREEMENT


                             DATED NOVEMBER 26, 1997


                  KING PHARMACEUTICALS, INC., a Tennessee corporation (the "Borrower"), the banks and financial institutions signatories hereto (the "Lenders"), and any assignees that may become "Lenders" as provided herein, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (the "Agent") and in its individual capacity ("GECC"), and any person that may from time to time hereafter be designated by the Agent and the Borrower to serve as a letter of credit issuer hereunder (each a "Letter of Credit Issuer" and, collectively, the "Letter of Credit Issuers"), agree as follows (with certain terms used herein being defined in Article X):

                                       1.

                                   COMMITMENT

         Section 1.1       Commitments.

                  (a) Lenders' Commitments. Upon the terms and subject to the conditions set forth herein, each of the Lenders severally, and not jointly, agrees:

                  (i) from the Agreement Date to but excluding the Revolving Credit Commitment Termination Date, to make Revolving Loans as provided in Section 1.2 and to purchase participations in Letters of Credit issued from time to time by a Letter of Credit Issuer, in an aggregate principal amount at any time outstanding not to exceed the lesser of
         (A) such Lender's Revolving Credit Commitment and (B) such Lender's Proportionate Share of the Borrowing Base, and provided that the outstanding amount of Letter of Credit Obligations arising under Letters of Credit does not exceed at any time $3,000,000 (the "Letter of Credit Commitment"), and provided further that the aggregate outstanding amount of Revolving Loans plus the aggregate outstanding amount of Letter of Credit Obligations, shall not exceed at any time $12,000,000, as such amount may be reduced from time to time in accordance with Section 1.7; and

                  (ii) from the Agreement Date to but excluding the Term Loan Commitment Termination Date, to make Term Loans as provided in Section
         1.2 in an aggregate outstanding amount not to exceed such Term Loan Commitment, provided that the aggregate amount of the Term Loan Commitments shall not exceed at any time $40,000,000, as such amount may be reduced from time to time in accordance with Section 1.7.

                  (b) Letter of Credit Issuers' Commitment. Upon the terms and subject to the conditions set forth herein and in any agreement pursuant to which it may agree to serve as a Letter of

Credit Issuer, each Letter of Credit Issuer agrees to issue, and to sell participations in, its Letters of Credit as provided in Section 2.1.

                  (c) Proportional Participation. Each Lender shall make a Loan with respect to each Borrowing and shall purchase a participation in each Letter of Credit in the amount of its Proportionate Share of such Borrowing or Letter of Credit.

         Section 1.2 Borrowing Options; Method of Borrowing.

                  (a) Borrowing Options. Loans of any Class, at the option of the Borrower, may be made as one or more Base Rate Borrowings or Eurodollar Borrowings, or any combination thereof. Each Base Rate Borrowing shall be in a minimum amount of $100,000. Each Eurodollar Borrowing shall be in a minimum amount of $1,000,000 and in greater whole multiples of $100,000. There shall at no time be in effect more than five Eurodollar Borrowings.

                  (b) Method of Borrowing. Whenever the Borrower desires to incur a Borrowing it shall give the Agent notice of such requested Borrowing(s) in the form of Schedule 1.2(b) (a "Notice of Borrowing") (which shall be irrevocable), in the case of the incurrence of a Base Rate Borrowing one Business Day, and in the case of the incurrence of a Eurodollar Borrowing, three Business Days, before the requested date of such Borrowing, specifying: (i) the requested date of the Borrowing(s), which shall be a Business Day, (ii) the aggregate principal amount of the Borrowing(s) to be incurred, (iii) the Class and Type of the Loans comprising such requested Borrowing(s), and (iv) in the case of the incurrence of a Eurodollar Borrowing, the duration of the Interest Period, subject to the provisions of the definition of Interest Period. In the absence of an acceleration of the Obligations pursuant to Section 7.2, if a request for a Eurodollar Borrowing is not made, or is not made in accordance with this Section, upon the maturity of a Eurodollar Borrowing, and the Agent shall not have received notice from the Borrower of its intention to repay such Loans other than with the proceeds of a Rollover Borrowing at least one Business Day prior to such maturity, then the Borrower shall be deemed to have requested a Base Rate Borrowing in an amount necessary to repay such maturing Borrowing. Any Notice of Borrowing received after noon (New York City time) shall be deemed received on the following Business Day.

                  (c) Funding Of Loans. (i) After receiving a Notice of Borrowing, the Agent shall notify each Lender of the contents of such Notice of Borrowing, of such Lender's Proportionate Share of the requested Borrowing and, in the case of a Eurodollar Borrowing, the applicable interest rate. Except as provided in subsection (f) below and subject, in the case of Eurodollar Borrowings, to the provisions of Article VIII, each Lender shall make available to the Agent at the Agent's Office its Proportionate Share of any requested Borrowing, in lawful money of the United States of America in immediately available funds, prior to 12:00 Noon (New York City time) on the Business Day requested for such Borrowing. The Agent shall, subject to the satisfaction of the conditions set forth in Article III, by 3:00 p.m. (New York City time) on such day, credit the amounts received by it in like funds to the Disbursement Account or in such other manner as the Borrower and the Agent shall agree.

                  (d) Rollover Borrowings. If any Lender makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Lender, such Lender shall apply the proceeds of its new Loan to make such repayment (the amount of such new Loan made to repay a maturing loan, a "Rollover Borrowing") and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Lender as provided in subsection (e) of this Section or remitted by the Borrower to the Agent as provided in Section 1.6.

                  (e) Agent May Assume Funding. Unless the Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Agent such Lender's Proportionate Share of such Borrowing, the Agent may assume that such Lender has made such amount available to it on the date of such Borrowing in accordance with subsection (c) of this Section 1.2, and may, in reliance upon such assumption, make available for the account of the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such Proportionate Share available to the Agent such Lender shall pay to the Agent forthwith on demand, such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is paid to the Agent at the Federal Funds Rate. If such Lender shall pay to the Agent, such corresponding amount, such amount so paid shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement. If such Lender shall fail to pay such corresponding amount upon such demand, then the Borrower shall, forthwith on demand, repay to the Agent, such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is paid, at the interest rate applicable at such time to Loans comprising such Borrowing.

                  (f) Lenders' Obligations Independent. The failure of any Lender to make a Loan to be made by it as part of any Borrowing or to purchase any participation hereunder shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing or to purchase any such participation. Neither the Agent nor any Lender shall be responsible for the failure of any other person to make any Loan or to purchase any participation hereunder on the date required therefor.

         Section 1.3. Evidence of Indebtedness.

                  (a) Notes. The Loans by each Lender to the Borrower and the Borrower's obligations to repay such Loans with interest in accordance with the terms of this Agreement, shall be evidenced by (i) in the case of Base Rate Revolving Loans, a single Base Rate Revolving Note and (ii) in the case of Eurodollar Revolving Loans, a single Eurodollar Revolving Note.

                  (b) Authorization to Make Notations. Each Lender shall record, and prior to any transfer of any Note shall endorse on the schedules forming a part thereof appropriate notations to evidence the date, amount and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto; provided that the failure of any Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Lender is hereby irrevocably authorized by the Borrower to so endorse its Note or Notes and to attach to and make a part of its Note or Notes a continuation of any such schedule as and when required.

                  (c) Loan Account and Accounting. Agent shall maintain a loan account (the "Loan Account") on its books to record: (a) all Loans and Letter of Credit Obligations, (b) all payments made by Borrower, and (c) all other debits and credits as provided in this Agreement with respect to the Loans or any other Obligations. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrower; provided that any failure to so record or any error in so recording shall not limit or otherwise affect Borrower's duty to pay the Obligations. Agent shall render to Borrower a monthly accounting of transactions with respect to the Loans and Letter of Credit Obligations setting forth the balance of the Loan Account. Unless Borrower notifies Agent in writing of any objection to any such accounting (specifically describing the basis for such objection), within thirty (30) days after the Borrower's receipt thereof, each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrower.

         Section 1.4  Interest.

                  (a) Rates. Each Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to, (i) so long as it is a Base Rate Loan, the Base Rate as in effect from time to time plus the Applicable Margin, (ii) so long as it is a Eurodollar Loan, the applicable Adjusted Eurodollar Rate plus the Applicable Margin, and (iii) from and including the date of the occurrence of any Default to but excluding the date that such Default shall have been cured or waived in accordance herewith, the Default Rate and all other Obligations bearing interest under this agreement shall also bear interest at the Default Rate during such period.

                  (b) Default Rate Interest. If all or any part of a Loan or other Obligation is not paid when due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise), such unpaid amount shall bear interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the Default Rate.

                  (c) Payments. Interest due pursuant to this Agreement shall be payable in arrears, (i) in the case of Base Rate Loans, on each Interest Payment Date, (ii) in the case of any Eurodollar Loan, on the last day of each Interest Period applicable thereto, and (iii) in the case of any Loan or other Obligation, when any portion of such Loan, or other Obligation shall be due (whether at maturity, by reason of prepayment or acceleration or otherwise), but only to the extent then accrued on the amount then so due. Interest at the Default Rate shall be payable on demand.

         Section 1.5 Commitment and Other Fees.

                  (a) Other Fees. The Borrower agrees to pay to the Agent such fees as provided in the Fee Letter.

                  (b) Revolving Credit Commitment Fee. The Borrower agrees to pay to the Agent for the account of each Lender, for each day from and including the Agreement Date to but excluding the Revolving Credit Commitment Termination Date, an amount equal to .375% per annum on the daily unused Revolving Credit Commitment of such Lender (the "Revolving Credit Commitment Fee"). Absent the occurrence and continuation of a Default, at any time following the first anniversary of the Closing Date, this fee will reduce to 0.25% per annum from and after the fifth Business Day following the Agent's receipt of notice from the Borrower that the Leverage Ratio as determined from the financial statements most recently delivered pursuant to Section 6.1(b) or (c) was less than 2.25:1, and shall continue so reduced until the earlier of a Default and the delivery of financial statements pursuant to Section 6.1(b) or (c) from which it can be determined that the Leverage Ratio is greater than or equal to 2.25:1.

                  (c)   Fees Payable in Arrears. All fees due pursuant to
Section 1.5(b), and the fees due pursuant to Section 2.4(a), shall be payable monthly in arrears on the first Business Day in each Month , commencing with January 2, 1997, on the applicable Termination Date and, in the case of the Revolving Credit Commitment Fee, upon each reduction of such Commitment to the extent accrued on the amount of such reduction.

         Section 1.6. Repayment of Loans.

                  (a) Mandatory Payment. (i) All Revolving Loans outstanding on the Revolving Credit Commitment Termination Date shall mature and become immediately due and payable. On any date that the aggregate outstanding principal amount of Revolving Loans and Letter of Credit Obligations shall exceed the lesser of (x) the Borrowing Base and (y) the Revolving Credit Commitments, the Borrower shall repay Revolving Loans, and/or Letter of Credit Obligations in an amount equal to such excess.

                  (ii) All Term Loans outstanding on the Term Loan Credit Commitment Termination Date shall mature and become immediately due and payable. On any date that the aggregate outstanding principal amount of Term Loans shall exceed the Term Loan Credit Commitments, the Borrower shall repay Term Loans in an amount equal to such excess.

                  (iii) All Eurodollar Loans shall mature and become due and payable on the last day of the Interest Period applicable thereto.

                  (b) Optional Payment. The Borrower may at any time upon one Business Days' notice prepay Base Rate Loans in whole or in part without premium or penalty, except that any prepayment of Base Rate Loans shall be in an aggregate principal amount of at least $100,000 and in greater whole multiples of $50,000, subject, however, to the Borrower's right to repay all outstanding Loans in full, and except that Eurodollar Loans may not be optionally prepaid. Amounts to be prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.4(c).

                  (c) Revolving Credit. Prior to the Revolving Credit Commitment Termination Date and subject to the terms and conditions hereof, Revolving Loans may be repaid and reborrowed. Except in the case of Rollover Borrowings, Term Loans may not be repaid and reborrowed.

         Section 1.7. Reductions of Commitments.

                  (a) Optional Reductions of Commitments. Subject to the following sentence, the Borrower may elect to reduce any Commitment, in whole or in part, by (i) giving the Agent not less than 30 Business Days' prior written notice thereof, (ii) in the case of the Revolving Credit Commitment and the Term Loan Commitment, paying to the Agent for the ratable account of the Lenders the amount by which the sum of all outstanding Loans thereunder exceeds such Commitment as so reduced, together with any accrued and unpaid interest and fees thereon. Partial reductions of Commitments of any Class pursuant to this Section
1.7 shall be in incremental amounts of $1,000,000.

                  (b) Mandatory Reduction of Commitments. (i) The Revolving Credit Commitments shall reduce automatically to zero on the Revolving Credit Commitment Termination Date.

                  (ii) The Term Loan Commitments shall reduce automatically (A) to the amount of the Term Loans outstanding at the close of the Agent's business on the Closing Date, (B) by $1,428,571.43 on the last day of each Fiscal Quarter, commencing February 27, 1997, (C) by the amount of any prepayment not made with the proceeds of a Rollover Borrowing, and
         (D) to zero on the earlier of the Term Loan Commitment Termination Date and the Revolving Credit Commitment Termination Date.

                  (iii) The Term Loan Commitments shall reduce by the amount by which the Net Proceeds received by the Borrower or any Subsidiary during any fiscal year from all asset dispositions (including condemnation proceeds, but excluding proceeds of asset dispositions permitted by clauses (x) and (y) to the proviso to Section 5.7) and from all sales of Stock of Subsidiaries, exceeds $100,000 (such excess amount, the "Excess Net Proceeds"). Such reduction shall occur on the date that financial statements are delivered by the Borrower pursuant to Section 6.1(c) and on each earlier date that the cumulative amount of such Excess Net Proceeds not yet applied to reduce the Term Loan Commitment shall exceed $100,000.

                  (iv) If Borrower issues any Capital Securities or any debt securities, other than in connection with the IPO, no later than the Business Day following the date of receipt of the proceeds thereof, the Term Loan Commitments shall reduce in an amount equal to 50% of the Net Proceeds of such issuance.

                  (v) Commencing with the delivery of the financial statements for fiscal year 1998 and continuing until the Termination Date for each year that the Leverage Ratio for such year as shown on such financial statement, is greater than 2.5:1, the Term Loan Commitments shall reduce on the earlier of the date which is ten (10) days after (A) the date on which Borrower's annual audited Financial Statements for such Fiscal Year are delivered pursuant to Section 6.1(c) and (B) the date on which such annual audited Financial Statements were required to be delivered pursuant to
         Section 6.1(c), in an amount equal to 75% of Excess Cash Flow for such Fiscal Year. Each such prepayment shall be accompanied by a certificate signed by the Borrower's chief financial officer certifying the manner in which Excess Cash Flow and the resulting prepayment were calculated, which certificate shall be in form and substance reasonably satisfactory to Agent.

                  (c) Application of Commitment Reductions. Commitment reductions pursuant to Sections 1.7(a), and 1.7(b)(iii) through (v) shall be applied against commitment reductions required pursuant Section 1.7(b)(ii) in the inverse order of the occurrence thereof.

                  (d) Ratable Reduction of Commitments. Each reduction in Commitments pursuant to this Section 1.7 shall permanently reduce the appropriate Commitment of each Lender by an amount equal to its Proportionate Share of such reduction.

         Section 1.8 Computation of Interest and Fees. Interest and fees due pursuant to this Agreement that are calculated at a per annum rate, unless expressly stated to the contrary with respect to a particular item of interest or a particular fee, shall be computed on the basis of a year of 360 days, and paid, in arrears, for the actual number of days elapsed (including the first but excluding the last day, which, in the case of any Interest Period, means from and including the first day of such Interest Period to but excluding the last day thereof). If the date for any payment of principal is extended (whether by operation of this Agreement, any provision of law or otherwise), fees payable pursuant to this Agreement as well as interest, shall be payable for such extended time.

         Section 1.9 Maximum Interest Rate. Nothing contained in this Agreement or any Note shall require the Borrower to pay interest at a rate exceeding the Maximum Permissible Rate. If amounts payable to the Agent, any Letter of Credit Issuer or the Lenders on any date would be treated as interest in excess of the Maximum Permissible Rate, such amounts automatically shall be reduced to the Maximum Permissible Rate, and payments for any subsequent period, to the extent less than the Maximum Permissible Rate, shall, to that extent, be increased by the amount of such reduction.

         Section 1.10 Manner of Payment; Application of Payments. Unless otherwise provided herein, all payments and deposits due from the Borrower to the Lenders, the Agent or any Letter of Credit Issuer hereunder or under the Notes, or under any Reimbursement Agreement, shall be made not later than 12:00 noon (New York time), on the due date thereof, in Dollars in funds immediately available (i) in the case of Loans and other payments hereunder, other than Reimbursement Obligations, to the Agent to the Agent's Account, for the account of, (A) in the case of payments on account of Eurodollar Loans, the Lenders' Eurodollar Lending Offices, (B) in the case of all other payments hereunder for the account of the Lenders, the Lenders' Base Rate Lending Offices and (C) in the case of all payments for the account of the Agent, the Agent's Office, and
(ii) in the case of any Reimbursement Obligation or any amounts due to any Letter of Credit Issuer, at such Letter of Credit Issuer's Office, without any deduction whatsoever, including, but not limited to, any deduction for any set-off, recoupment, counterclaim or Tax.

         Section 1.11 Return of Payments. If the Agent or any Letter of Credit Issuer shall be required by any court, trustee or debtor-in-possession or other person to return any amount previously received by it in respect of the Obligations under this Agreement or any Reimbursement Agreement, upon receipt of notice from it, each Lender shall immediately pay over to it, such Lender's Proportionate Share of the amount to be returned.

                                       2.

                                LETTERS OF CREDIT

         Section 2.1 Letters of Credit.

                  (a) Purchase of Participations by Lenders. Simultaneously with the issuance by any Letter of Credit Issuer of any Letter of Credit each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in such Letter of Credit (including, without limitation, all Obligations of the Borrower with respect thereto except those expressly stated to be payable to the Letter of Credit Issuer or the Agent hereunder or under the other Loan Documents) and any documents or security therefor or Guaranty pertaining thereto, equal to such Lender's Proportionate Share of such Letter of Credit. The Agent shall promptly notify the Lenders upon the issuance of any Letter of Credit issued after the Closing Date of the amount and expiration date thereof.

                  (c)  Terms of Letters of Credit.

                  (i) Each Letter of Credit shall be in such form as the Borrower, the Agent and the Letter of Credit Issuer issuing such Letter of Credit shall agree. Each Letter of Credit shall expire on or prior to the Revolving Credit Commitment Termination Date. The aggregate stated amount of the Letters of Credit outstanding at any one time shall not exceed $3,000,000. The Letters of Credit shall be issued solely in connection with utility, bid, payment and/or performance bonds, or to secure the Borrower's obligations in respect of worker's compensation insurance.

                  (ii) In addition to any obligation of the Borrower hereunder with respect to the Letters of Credit and drawings thereunder, the Borrower's Reimbursement Obligations and any additional obligations in respect of the Letters of Credit shall be set forth in, and shall be evidenced by, the Reimbursement Agreements.

         Section 2.2 Manner of Issuance. The Borrower shall deliver to the Agent and any Letter of Credit Issuer prior to noon (New York City time) at least ten days before the requested date of issuance of a Letter of Credit, a written request (a "Letter of Credit Request") for the issuance of such Letter of Credit together with all of the documents, materials and evidences required to be delivered to the Agent pursuant to Article III prior to the issuance of such Letter of Credit. Such request shall set forth: (i) the beneficiary of the Letter of Credit, (ii) the stated amount thereof, (iii) if applicable, the portions of such stated amount to be available for the payment of principal, interest and premium (if any), (iv) the requested issue date, (v) the requested expiration date, and (vi) the drawing conditions applicable thereto. On the requested date of issuance of such Letter of Credit the Borrower shall deliver to the Agent a duly executed Reimbursement Agreement in the form agreed to by the Borrower, the Agent and the Letter of Credit Issuer issuing such Letter of Credit (each a "Reimbursement Agreement") and such additional documents, evidences and opinions as shall be required pursuant to Article III.

         Section 2.3 Drawings Under Letters of Credit.

                  (a) Notice to Lenders. Promptly upon receipt by any Letter of Credit Issuer of any draft upon, or other notice of drawing under, a Letter of Credit, such Letter of Credit Issuer shall give the Borrower, the Agent and each Lender written or telephonic notice of the amount of such draft or notice of drawing, of the Letter of Credit against which it is drawn and of the date upon which such Letter of Credit Issuer proposes to honor such draft.

                  (b) Payments by Lenders. Each Lender hereby agrees that it shall pay to any Letter of Credit Issuer prior to 2:00 p.m. (New York City time) on the date each Letter of Credit Issuer honors each drawing under such Letter of Credit Issuer's Letter of Credit such Lender's Proportionate Share of such Letter of Credit drawing; provided, that, if the Borrower should pay in full or in part any Letter of Credit drawing on the date thereof, the obligation of each Lender to pay to such Letter of Credit Issuer pursuant to this Section its proportionate share of such drawing shall be reduced by an amount equal to such Lender's Proportionate Share of such payment. Amounts paid in excess of the net amount so owed shall promptly be refunded by such Letter of Credit Issuer to such Lender.

                  (c) Failure to Pay by Lenders. If any Lender shall fail to pay the amount of its participation in a Letter of Credit drawing on the date such amount is due in accordance with subsection (b) above, the Letter of Credit Issuer to which such payment is due shall be deemed to have advanced funds on behalf of such Lender. Each such advance shall be secured by such Bank's participation interest, and such Letter of Credit Issuer shall be subrogated to such Lender's rights hereunder in respect thereof. Such advance may be repaid by application to such advance of any payment that such Lender is otherwise entitled to receive under this Agreement. Any amount not paid by such Lender to such Letter of Credit Issuer hereunder shall bear interest for each day from the day such payment was due until such payment shall be paid in full at a rate per annum equal to the Federal Funds Rate.

                  (d) Repayment by Borrower. The Borrower shall repay to each Letter of Credit Issuer for the ratable account of the Lenders the amount of each Letter of Credit Obligation under any Letter of Credit issued by such Letter of Credit Issuer on the date provided in the applicable Reimbursement Agreement (which, in the case of a drawing under a Letter of Credit, shall be the date of such drawing); provided, that, notwithstanding anything in this Agreement or any Reimbursement Agreement to the contrary, all Letter of Credit Obligations (fixed or contingent, drawn or undrawn) not previously due and payable shall become due and payable by the Borrower on the Revolving Credit Commitment Termination Date. The amount of any Letter of Credit Obligation that is not paid when due shall bear interest, payable on demand, from the due date thereof until paid, at the Default Rate. The Borrower agrees that it shall be indebted to each Lender in an amount equal to such Lender's Proportionate Share of each Letter of Credit Obligation, including each drawing paid by any Letter of Credit Issuer under a Letter of Credit.

                  (e) Borrower's Obligations Absolute. The obligation of the Borrower to pay a Letter of Credit Issuer for the account of the Lenders, for each Letter of Credit Obligation arising under the Letter of Credit issued by such Letter of Credit Issuer shall be irrevocable, shall not be subject to any qualification or exception whatsoever and shall be binding in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                  (ii) the existence of any claim, set-off, defense or right which the Borrower may have at any time against a beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any person for whom any such transferee may be acting), the Agent, such Letter of Credit Issuer, the Lenders or any other Person, whether in connection with this Agreement, any Reimbursement Agreement or any Letter of Credit, the transactions contemplated herein or any unrelated transactions;

                  (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient (except for insufficiencies that are manifest) in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of this Agreement or the other Loan Documents;

                  (v) any failure of the Agent or any Letter of Credit Issuer to provide notice to the Borrower of any drawing under any Letter of Credit;

                  (vi)  the occurrence or continuance of any Default; or

                  (vii) any other reason that is not finally determined by a court of competent jurisdiction to have been the result of gross negligence or willful misconduct on the part of such Letter of Credit Issuer.

         The foregoing provisions shall not in any way act as a waiver of any claim, right, or cause of action which the borrower may have against a beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any person for whom any such transferee may be acting), whether arising in connection with this Agreement, and Reimbursement Agreement of any Letter of Credit, the transactions contemplated herein, or any unrelated transactions.

                  (f) Lenders' Obligations Absolute. The obligation of each Lender to pay to any Letter of Credit Issuer its Proportionate Share of each drawing under a Letter of Credit issued by such Letter of Credit Issuer, (less the amount thereof repaid by the Borrower as described above), shall be irrevocable, unconditional, shall not be subject to any qualification or exception whatsoever and shall be binding in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement;

                  (ii) the existence of any claim, set-off, defense or other right which the Borrower or any Lender may have at any time against the other, the Agent, any Letter of Credit Issuer, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transactions;

                  (iii) any draft or any other document presented under this Agreement proving to be forged, fraudulent, invalid or insufficient (except for insufficiencies that are manifest) in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of this Agreement;

                  (v)   the occurrence or continuance of any Default; or

                  (vi) any other reason not constituting gross negligence or willful misconduct on the part of the Letter of Credit Issuer issuing such Letter of Credit.

         Section 2.4 Letter of Credit Fees; Administrative Fees; Interest.

                  (a) Letter of Credit Fee. With respect to each Letter of Credit, the Borrower shall pay (i) to the Agent for the account of each Lender, a fee equal to the Applicable Percentage on such Lender's Proportionate Share of the undrawn face amount of such Letter of Credit, and (ii) to each Letter of Credit Issuer, the fee agreed upon by the Borrower and such Letter of Credit Issuer in the applicable Reimbursement Agreement.

                  (b) Administrative Fees. In addition to the foregoing fees payable to the Lenders, the Agent and the Letter of Credit Issuers, the Borrower shall pay to each Letter of Credit Issuer the fees specified in the applicable Reimbursement Agreement and such other administrative fees as such Letter of Credit Issuer customarily charges in respect of letter of credit transactions together with all telecommunication fees and other expenses incurred by such Letter of Credit Issuer in connection with the issuance of, or any drawing under, any Letter of Credit issued by such Letter of Credit Issuer for the Borrower's account.

                  (c) Interest on Reimbursement Obligations. All Reimbursement Obligations shall bear interest from and including the date of the creation thereof until due at the Default Rate

         Section 2.5 Limitation of Liability With Respect To Letters of Credit.
(a) As among the Borrower, the Lenders, the Agent and the Letter of Credit Issuers, the Borrower assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by the beneficiaries of such Letter of Credit. Without limiting the foregoing, the Agent, the Letter of Credit Issuers and the Lenders shall not be responsible for:

                  (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any draft, demand, application or other documents submitted by any party in connection with any Letter of Credit even if such document should in fact prove to be in any and all respects invalid, insufficient, inaccurate, fraudulent or forged (unless manifestly so);

                  (ii) the validity, genuineness or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

                  (iii) failure of the beneficiary of a Letter of Credit to comply fully with the conditions required in order to draw upon such Letter of Credit to the extent that the documents presented in connection with a drawing manifestly comply with the terms of such Letter of Credit;

                  (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;

                  (v)    errors in interpretations of technical terms;

                  (vi) any loss or delay in the transmission or otherwise of any document required to make a drawing under any Letter of Credit or with respect to the proceeds thereof;

                  (vii) the misapplication by the beneficiary of a Letter of Credit or of the proceeds of any drawing under such Letter of Credit; or

                  (viii) any consequences arising from causes beyond the control of Agent, the Letter of Credit Issuers or the Lenders, including, without limitation, any act or omission, rightfully or wrongfully, of any present or future governmental authority.

None of the above circumstances shall affect, impair or prevent the vesting of any of the Agent's, the Letter of Credit Issuer's, or the Lenders' rights or powers under this Agreement.

                  (b) In furtherance and extension, and not in limitation, of the specified provisions set forth above, any action taken or omitted by the Agent or any Letter of Credit Issuer under or in connection with any Letter of Credit or any Related Documents, if taken or omitted in good faith, shall not expose the Agent, any Letter of Credit Issuer or any Lender to any liability to the Borrower or relieve the Borrower from any of its obligations hereunder.

                                       3.

                       CONDITIONS TO EXTENSIONS OF CREDIT

         Section 3.1 Conditions to Initial Extension of Credit. The obligation of each Lender to make the initial Extension of Credit is subject to the receipt by the Agent of each of the following, in form and substance satisfactory to the Agent and the Lenders:

                  (a) a certificate of the Secretary or an Assistant Secretary of the Borrower substantially in the form of Schedule 3.1(a) with respect to the officers of the Borrower authorized to execute and deliver this Agreement, the Notes and the other Loan Documents, to which shall be attached copies of the resolutions and bylaws referred to in such certificate;

                  (b) a certificate of the Secretary or an Assistant Secretary of each Guarantor substantially in the forms of Schedule 3.1(b)-1 and Schedule 3.1(b)-2 with respect to the officers of such Guarantor authorized to execute and deliver the Loan Documents to which it is a party, to which shall be attached copies of the resolutions and bylaws referred to in such certificate;

                  (c) a closing certificate of a senior executive officer of each of the Borrower and the Guarantor in the form of Schedule 3.1(c)-1, 3.1(c)-2 and 3.1(c)-3;

                  (d) a copy of the certificate of incorporation of the Borrower and each Guarantor, certified by the Secretary of State of the State of the state of its organization;

                  (e) a certificate of existence with respect to the Borrower and each Guarantor, issued as of a recent date by the Secretary of State of such Person's organization;

                  (f) unless covered by the good standing certificate, a tax clearance certificate for the Borrower and each Guarantor, issued by the Department of Revenue of the state of its incorporation and each state listed for such Person on Schedule 4.1;

                  (g) a certificate of the Secretaries of State of each State listed on Schedule 4.1 issued as of a recent date, to the effect that the Borrower and each Guarantor listed for such State is qualified to do business as a foreign corporation in such state;

                  (h) an opinion of Green & Hale, a professional corporation, counsel for the Borrower and the Guarantors, dated the Closing Date, in the form of Schedule 3.1(h);

                  (i) the Notes, duly executed by the Borrower and payable to the order of each Lender;

                  (j) a copy of each Governmental Approval and other consent or approval listed on Schedule 4.2;

                  (k) a duly executed counterpart of this Agreement;

                  (l) a duly executed counterpart of the Guaranty Agreement;

                  (m) a duly executed counterpart of each of the Security Agreement and the Pledge Agreement;

                  (n) a duly executed counterpart of the Subsidiary Security Agreement and the Subsidiary Pledge Agreement;

                  (o) a duly executed counterpart of each of the Trademark Security Agreement, the Subsidiary Trademark Security Agreement and the Patent Security Agreement;

                  (p) a duly executed counterpart of the Mortgage and the Lien Subordination Agreement;

                  (q) evidence that such action (including, without limitation, the filing of appropriately completed and duly executed Uniform Commercial Code financing statements, the payment of all taxes and recording fees and the recording of the Mortgage) as may be necessary or desirable, in the opinion of the Agent and its counsel, to perfect the Security Interest shall have been taken;

                  (r) surveys with respect to the Secured Property consisting of real property and policies of title insurance (or commitments therefor with all conditions marked satisfied), issued by Fidelity National Title Insurance Company (the "TIC"), insuring the perfection, enforceability and first priority of the Lien created under the Mortgage in an amount not less than the Designated Amount, subject only to the Permitted Encumbrances (as defined in the Mortgage) and to such other exceptions as are satisfactory to the Agent, containing such endorsements and affirmative assurances as have been previously agreed to by the Agent, and evidence that the Borrower shall have paid to the TIC all expenses and premiums of the TIC in connection with the issuance of such policies and in addition shall have paid to the TIC an amount equal to all the recording and stamp taxes payable in connection with such Mortgage;

                  (s) UCC, Lien, judgment and tax search reports for each jurisdiction in which the Borrower or any Guarantor is located or has Collateral, showing no Liens or financing statements of record against the Borrower or such Guarantor, except Permitted Liens, and showing no litigation that if adversely determined, could reasonably be expected to have or result in a Materially Adverse Effect;

                  (t) certificates of insurance evidencing the existence of all insurance required to be maintained or caused to be maintained pursuant to
Section 5. 2;

                  (u) full payment of all amounts payable by the Borrower to the Agent or the Lenders on or before the Closing Date, including, without limitation, all amounts due under the Fee Letter;

                  (v) evidence that, after completion of all transactions contemplated to be completed on the Closing Date and the making of all Borrowings required to be made hereunder on such date, the

Borrower will have, on a pro forma basis, at least $4,000,000 of unused borrowing availability under the Revolving Credit Commitment;

                  (w) evidence of the repayment of all Debt listed in part A of
Schedule 4.9 and the release of all Liens relating thereto;

                  (x) a duly executed counterpart of all agreements and documents delivered or received or required to be delivered or received by the Borrower in connection with the Acquisition, save and except the following:

         the regulatory approvals and filings listed on Schedule 1.01(b) of the Agreement for Purchase and Sale of Assets Relating to Neosporin(R) and Polysporin(R) by and between Glaxo
              Wellcome Inc. and Monarch dated November 14, 1997;
         the product specifications listed on Schedule 1.12 of the Supply
              Agreement for the Supply of Neosporin(R) and Polysporin(R) by and between Glaxo Wellcome Inc. and Monarch dated
              November 14, 1997;
         the  regulatory approvals and filings listed on Schedule
              1.01(c) of the Agreement for Purchase and Sale of Assets Relating to Septra(R), Proloprim(R),
              Mantadil(R), and Kemadrin(R) by and between Glaxo
              Wellcome Inc. and Monarch dated November 14, 1997;
              and
         the product specifications listed on Schedule 1.12 of the Supply
              Agreement for the Supply of Septra(R), Proloprim(R), Mantadil(R), and Kemadrin(R) by and between Glaxo Wellcome Inc. and Monarch dated November 14, 1997,

together with a certificate of the chief executive officer of the Borrower that such documents are complete and correct and evidence all agreements and understandings of the parties in connection with the Acquisition, evidence that the Acquisition has been consummated in accordance with the terms of such documents and that the aggregate value of the consideration conveyed or to be conveyed by the Borrower (including any assumed liabilities) and its Affiliates to the seller in connection therewith is less than $25,000,000 and that the aggregate amount of fees, closing costs and other transaction expenses associated therewith, including the costs and closing fees associated with this Credit Agreement and the other Loan Documents does not exceed $1,000,000;

                  (y) (i) satisfactory evidence that the Borrower and its Subsidiaries have obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this Credit Agreement and the other Loan Documents and the consummation of the Acquisition or (ii) an officer's certificate in form and substance satisfactory to Agent affirming that no such consents or approvals are required;

                  (ii) a fully executed original of a pay-off letter satisfactory to Agent confirming that, except as contemplated on Schedule 4.9, all Debt listed on Part A of such Schedule will be repaid in full from the proceeds of the initial Borrowing and all Liens upon any of the property of Borrower or any of its Subsidiaries in favor of any prior lender shall be terminated by such lender immediately upon such payment; and (ii) all letters of credit issued or guaranteed by prior lender shall have been cash collateralized, supported by a guaranty of Agent or supported by a Letter of Credit, as mutually agreed upon by Agent, Borrower and the prior lender;

                  (iii) satisfactory evidence that the capital structure of Borrower and each of its Subsidiaries and the terms and conditions of all Indebtedness of such Credit Party shall be consistent with the Borrower's prior written disclosures to the Agent, or otherwise acceptable to the Lenders in their sole discretion;

                  (iv) a duly executed and completed initial Borrowing Base Certificate; and

                  (v) such other documents, instruments and opinions as the Agent shall reasonably request.

         To the extent that the Agent agrees to make the initial Extension of Credit on the Closing Date without all of the conditions specified in this
Section 3.1 being satisfied, such conditions shall not be deemed to be waived hereunder, but the Borrower shall be deemed to have convenanted that it will satisfy all such conditions within 30 days of the Closing Date.

         Section 3.2 Conditions to Issuance of Letters of Credit. The obligation of the Letter of Credit Issuer to issue any Letter of Credit, and the Lenders' obligation to purchase participations therein, is subject to the satisfaction of the following conditions:

                  (a) the Agent shall have received prior to the issuance of any Letter of Credit, a duly executed and completed Letter of Credit Request and the Reimbursement Agreement together with evidence satisfactory to the Agent that the Borrowing Base, after giving effect to the issuance of such Letter of Credit, is greater than or equal to the sum of the aggregate principal amount of all Revolving Loans and Letter of Credit Obligations; and

                  (b) the Agent and the Letter of Credit Issuer shall be reasonably satisfied with all terms, actions and proceedings relating to the Letter of Credit and Reimbursement Agreement and all transactions contemplated thereunder.

         Section 3.3 Conditions to Each Extension of Credit. The obligation of each Lender, the Agent and each Letter of Credit Issuer to make each Extension of Credit, including the initial Extension of Credit, is subject to the fulfillment of each of the following conditions to the reasonable satisfaction of the Required Lenders, provided that the conditions specified in Section 3.3(a) and 3.3(b) shall not apply in the case of a Rollover Borrowing made prior to an acceleration of the Obligations:

                  (a) each of the Representations and Warranties shall be true and correct at and as of the time of such Extension of Credit, with and without giving effect to such Extension of Credit and to the application of the proceeds thereof, except those expressly stated to be made as of a particular date which shall be true and correct as of such date;

                  (b) no Default shall have occurred and be continuing at the time of such Extension of Credit, with or without giving effect to such Extension of Credit and to the application of the proceeds thereof;

                  (c) receipt by the Agent of such materials as may have been requested pursuant to Section 6.1(c);

                  (d) such Extension of Credit will not contravene any Applicable Law applicable to the Lenders, the Agent or any Letter of Credit Issuer; and

                  (e) all legal matters incident to such Extension of Credit and the other transactions contemplated by this Agreement shall be reasonably satisfactory to counsel for the Agent.

                  Each Notice of Borrowing under Section 1.2 (other than a request for a Rollover Borrowing made prior to an acceleration of the Obligations) and each request for the issuance of a Letter of Credit under
Section 2.2 shall constitute a representation and warranty by the Borrower, made as of the time of the making of such Extension of Credit, that the conditions specified in clauses (a) and (b) have been fulfilled as of such time, unless a notice to the contrary specifically captioned "Disclosure Statement" is received by the Agent from the Borrower prior to 2:00 p.m. (New York City time) on the Business Day preceding the date of the requested Extension of Credit. To the extent that the Required Lenders agree to make any Extension of Credit after receipt of a Disclosure Statement in accordance with the preceding sentence, the representations and warranties pursuant to the preceding sentence will be deemed made as modified by the contents of such statement and repeated at the time of the making of such Extension of Credit as so modified. Any such modification shall be effective only for the occasion on which the Required Lenders elect to make such Extension of Credit, and unless expressly agreed by the Required Lenders in writing to the contrary as provided in Section 11.5, shall not be deemed a waiver or modification of any condition to any other or future Extension of Credit.

                                       4.

               CERTAIN REPRESENTATIONS AND WARRANTIES OF BORROWER

         In order to induce the Lenders, the Agent and the Letter of Credit Issuers to enter into this Agreement and to make each Extension of Credit, the Borrower represents and warrants as follows:

         Section 4.1 Organization; Power; Qualification; Subsidiaries; Licenses; Compliance with Laws; Title to Properties. (a) Each of the Borrower and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, has the corporate power and authority to own its respective properties and to carry on its respective business as now being and proposed to be conducted hereafter and is duly qualified and is in good standing, and is authorized to do business, in all jurisdictions in which the character of its properties or the nature of its businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and is not reasonably likely to have a Materially Adverse Effect upon the Borrower and its Subsidiaries, taken as a whole. Schedule 4.1 (as may be modified by written notice entitled "Disclosure Statement" delivered by the Borrower to the Agent with the consent of the Agent from time to time) sets forth a complete and correct list of all Subsidiaries of the Borrower, and their respective jurisdictions of incorporation and the record ownership of their shares, with all Consolidated Subsidiaries being identified as such. Schedule
4.1 also sets forth for the Borrower and each Subsidiary each jurisdiction which such person is required to qualify to do business. The Borrower or another Subsidiary of the Borrower owns 100% of the outstanding Capital Securities of each Subsidiary of the Borrower listed as such on Schedule 4.1 and has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law and Permitted Restrictive Covenants) to receive dividends and distributions on, all of the issued and outstanding shares of the Capital Securities of each such Subsidiary, and all such shares of Capital Securities have been duly authorized and issued and are fully paid and nonassessable.

                  (b) Each of the Borrower and its Subsidiaries (i) has all Governmental Approvals, to the extent required for such ownership, operation and conduct, except, in each case, to the extent that the failure to have such Governmental Approval, individually or in the aggregate, has not had and could not reasonably be expected to have or result in a Materially Adverse Effect;
(ii) is in compliance with its charter and by-laws; and (iii) is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, has not had and could not reasonably be expected to have or result in a Materially Adverse Effect.

         Section 4.2 Authorization and Compliance of Agreement, Notes and Extensions of Credit. Each of the Borrower and the Guarantors has the corporate power, and has taken all necessary corporate (including stockholder, if necessary) action to authorize it, to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with the terms thereof, to borrow hereunder, to request the issuance of Letters of Credit hereunder and to incur its other obligations under this Agreement and each of the other Loan Documents to which it is a party. Each of this Agreement and the other Loan Documents has been duly executed and delivered by each of the Borrower and the Guarantors to the extent that it is party thereto, and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person, in accordance with its terms. The execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party by each of the Borrower and the Guarantors in accordance with their terms, and the incurrence of Obligations thereunder, do not and will not (a) require
(i) any Governmental Approval, or (ii) any consent or approval of the stockholders of the Borrower or any Guarantor that has not been obtained and is not listed on, and a copy (certified in the case of Governmental Approvals) of which is not attached to Schedule 4.2, (b) violate or conflict with, result in a breach of, or constitute a default under, (i) any Contract to which the Borrower or any Guarantor is a party or by which any of them or any of their properties may be bound or (ii) any Applicable Law or (c) result in, or require the creation of, any Lien upon any assets of the Borrower or any Guarantor other than Liens created under this Agreement and the other Loan Documents in favor of the Agent for the benefit of the Agent, the Lenders and the Letter of Credit Issuers.

         Section 4.3 Litigation. Except as set forth on Schedule 4.3, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings, pending or threatened (nor, to the knowledge of the Borrower, is there any basis therefor) against or in any other way relating to or affecting () the Borrower or any Subsidiary or the business or any property of the Borrower or any Subsidiary, except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on the Borrower and its Subsidiaries, taken as a whole, or () the Security Interest, this Agreement or any other Loan Document.

         Section 4.4 Burdensome Provisions. Except as described on Schedule 4.4, neither the Borrower nor any Subsidiary is a party to or bound by any Contract or Applicable Law that could have a Materially Adverse Effect on (i) the Borrower and its Subsidiaries, taken as a whole, or (ii) the Security Interest, this Agreement or any of the other Loan Documents.

         Section 4.5 No Adverse Change or Event. Since September 30, 1997, no change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any Subsidiary has occurred, and no event has occurred or failed to occur, that has had or reasonably could be expected to have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (i) the Borrower and its Subsidiaries, taken as a whole, or (ii) the Security Interest, this Agreement or any other Loan Document. In determining whether an adverse change has occurred, it is understood that such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall have occurred and be continuing. If a fact or circumstance disclosed in the financial statements referred to in Section 6.2(a) or a Disclosure Statement, or if an action, suit or proceeding disclosed in Schedule 4.3, should in the future have, or appear reasonably likely to have, a Materially Adverse Effect upon the Borrower and the Subsidiaries, taken as a whole, or upon this Agreement, the Security Interest or any other Loan Document, such Materially Adverse Effect shall be a change or event subject to Section 4.5 notwithstanding such disclosure.

         Section 4.6 No Adverse Fact. No fact or circumstance is known to the Borrower, as of the Agreement Date, that, either alone or in conjunction with all other such facts and circumstances, has had or reasonably could be expected in the future to have a Materially Adverse Effect upon the Borrower and the Subsidiaries, taken as a whole, or on the Security Interest, this Agreement or any other Loan Document, that has not been set forth or referred to in the financial statements referred to in Section 6.2(a) or in a writing specifically captioned "Disclosure Statement" and delivered to the Agent prior to the Agreement Date.

         Section 4.7 Title to Properties. Each of the Borrower and the Subsidiaries has title to its respective properties reflected on the financial statements referred to in Section 6.2(a) subject to no Liens or adverse claims except as disclosed thereon and except for Permitted Liens.

         Section 4.8 Environmental Matters. () The Borrower and its Subsidiaries (i) are and have been in compliance with all Environmental Laws;
(ii) have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses as presently conducted or as proposed to be conducted and all such Environmental Permits are valid, uncontested and in good standing; (iii) are not involved in operations that are likely to create, and know of no facts, circumstances or conditions that are likely to result in, any Environmental Liabilities of such Person, and have not permitted any current or former tenant or occupant of the real estate to engage in any such operations; (iv) are aware of no litigation arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material; (v) have not been notified that they may be a "potentially responsible party" or received a request for information under CERCLA or analogous state statutes; (vi) are aware of no facts, circumstances or conditions that may result in any one of them being identified as a "potentially responsible party" under CERCLA or analogous state statutes; and (vii) have provided to Agent copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to any such Person; except for any of the foregoing as individually or in the aggregate with all such events, have not had and could not reasonably be expected to have or result in a Materially Adverse Effect.

         Section 4.9 Debt All agreements relating to Debt of the Borrower or any Subsidiary, or commitments or agreements to permit the Borrower or any Subsidiary to incur Debt (other than any Loan Document) are described on
Schedule 4.9. The Borrower intends to use the proceeds of the credit provided under this Agreement to repay and cancel all such Debt, except as described on Part B on Schedule 4.9.

         Section 4.10 Patents, Trademarks, Etc. Each of the Borrower and its Subsidiaries owns, or is licensed or otherwise has the lawful right to use, all Patents used in or necessary for the conduct of its business as currently conducted. The use of such Patents by the Borrower or the Subsidiary using or requiring the same, does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liability that is material to the Borrower and its Subsidiaries, taken as a whole.

         Section 4.11 Solvency. (i) Each of the Borrower and its Subsidiaries has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder and under the other Loan Documents to which it is a party, (ii) after giving effect to the incurrence of such obligations, (A) the present fair saleable value of each of the Borrower's and its Subsidiaries' assets exceeds its liabilities, and (B) each retains sufficient capital to meet the reasonably anticipated needs and risks of its ongoing business, and (iii) after giving effect to the incurrence of such obligations and the acquisition of such rights, (A) none has incurred, nor is it obligated for, debts beyond its ability to pay such debts as they mature, and
(B) the present fair saleable value of its assets is greater than that needed to pay its probable existing debts as they become due.

         Section 4.12 Security Interest. The Security Interest constitutes a valid and perfected Lien of first priority, that is enforceable against each of the Borrower and its Subsidiaries and all third parties subject only to Permitted Liens.

         Section 4.13 The Questionnaire. Each Credit Party Questionnaire is complete and correct in all respects.

         Section 4.14 Labor Matters. As of the Closing Date (a) no strikes or other material labor disputes against the Borrower or any Subsidiary are pending or, to the Borrower's knowledge, threatened; (b) hours worked by and payment made to employees of the Borrower and its Subsidiaries comply with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matter, except for such non compliances as, singly or in the aggregate, have not had and could not reasonably be expected to have or result in a Material Adverse Effect; (c) all payments due from the Borrower or any Subsidiary for employee health and welfare insurance have been paid or accrued as a liability on the books of such Person, except for such non-payments or non-accruals as, individually or in the aggregate, have not had and could not reasonably be expected to have or result in a Material Adverse Effect; (d) except as set forth in Schedule 4.14, neither the Borrower nor any Subsidiary is a party to or bound by any collective bargaining agreement, management agreement, consulting agreement or any material employment agreement (and true and complete copies of any agreements described on Schedule 4.14 have been delivered to Agent); (e) there is no organizing activity involving the Borrower or any Subsidiary pending or, to Borrower's knowledge, threatened by any labor union or group of employees; (f) there are no representation proceedings pending or, threatened with the National Labor Relations Board, and no labor organization or group of employees of any such Person has made a pending demand for recognition; and (g) except as set forth in Schedule 4.14, there are no complaints or charges against any the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any such Person of any individual.

         Section 4.15 Governmental Regulation. Neither the Borrower nor any Subsidiary is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940 as amended. Neither the Borrower nor any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder. The making of the Loans by the Lenders to Borrower, the incurrence of the Letter of Credit Obligations on behalf of Borrower, the application of the proceeds thereof and repayment thereof and the consummation of the Acquisition will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

         Section 4.16 Margin Regulations Neither the Borrower nor any Subsidiary is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation U or G of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). Neither the Borrower nor any Subsidiary owns any Margin Stock (except for investments permitted pursuant to Section 6.2(a)(v)), and none of the proceeds of the Loans or other Extensions of Credit will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose which might cause any of the Loans or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulation G, T, U or X of the Federal Reserve Board. Neither the Borrower nor any Subsidiary will take or permit to be taken any action which might cause any Loan Document to violate any regulation of the Federal Reserve Board.

         Section 4.17 Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by any of the Borrower and its Subsidiaries have been filed with the appropriate Governmental Authority and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding charges or other amounts being contested in accordance with this Credit Agreement except for such filings or payments, the non-payment of which, individually or in the aggregate, have not had and could not reasonably be expected to have or result in a Materially Adverse Effect. Proper and accurate amounts have been withheld by each of the Borrower and its Subsidiaries from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities except for such withholdings and payments, the failure to make which, individually or in the aggregate, have not had and could not reasonably be expected to have or result in a Materially Adverse Effect. There are no pending or threatened assessments currently outstanding. Neither the Borrower or any of its Subsidiaries nor, to the Borrower's knowledge, their respective predecessors are liable for any
Taxes: (a) under any agreement (including any tax sharing agreements) or (b) as a transferee.

         Section 4.18 ERISA. (a) As of the Closing Date, Schedule 4.18 lists and separately identifies all Title IV Plans, Multiemployer Plans, ESOPs and Retiree Welfare Plans. Copies of all such listed Plans, together with a copy of the latest form 5500 for each such Plan, have been delivered to Agent. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the Code, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the Code, and nothing has occurred which would cause the loss of such qualification or tax-exempt status. Each Plan is in material compliance with the applicable provisions of ERISA and the Code, including the filing of reports required under the Code or ERISA. Neither the Borrower nor any ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the Code or Section 302 of ERISA or the terms of any such Plan. Neither the Borrower nor any ERISA Affiliate has engaged in a prohibited transaction, as defined inSection 4975 of the Code, in connection with any Plan, which would subject any of the Borrower's or its Subsidiaries to a material tax on prohibited transactions imposed by Section 4975 of the Code.

                  (b) Except as set forth on Schedule 4.18: (i) no Title IV Plan has any Unfunded Pension Liability; (ii) no ERISA Event or event described in
Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur, which individually or in the aggregate, has had or could reasonably be expected to have or result in a Materially Adverse Effect;
(iii) there are no pending, or to the knowledge of Borrower, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan, which have a reasonable risk of being determined adversely and which, if so determined, individually or in the aggregate, could have a Materially Adverse Effect; (iv) neither the Borrower nor any ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five years no Title IV Plan with Unfunded Pension Liabilities has been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of the Borrower or any ERISA Affiliate; and (vi) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by the Standard & Poor's Corporation or the equivalent by another nationally recognized rating agency.

         Section 4.19 Brokers. No broker or finder acting on behalf of the Borrower or any Subsidiary brought about the obtaining, making or closing of the Loans or the Related Transactions, and neither the Borrower nor any Subsidiary has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

                                       5.

                                    COVENANTS

         So long as (i) any Letter of Credit Obligation is outstanding or (ii) any Loan, indebtedness or other obligation is outstanding under this Agreement or any Loan Document or (iii) any Commitment shall remain in effect or the Lenders, the Agent or any Letter of Credit Issuer shall have any obligation to make any Extension of Credit:

         A. THE BORROWER SHALL AND SHALL CAUSE EACH SUBSIDIARY TO:

         Section 5.1 Preservation of Existence and Properties, Scope of Business, Compliance with Law, Payment of Taxes and Claims. (i) Preserve and maintain its corporate existence and all of its other franchises, licenses, rights and privileges, (ii) preserve, protect and obtain all Patents, and preserve and maintain in good repair, working order and condition all other property, required for the conduct of its business, (iii) engage only in the manufacture and sale of pharmaceutical products, (iv) comply with all Applicable Laws, (v) pay or discharge when due all Taxes owing by it or imposed upon its property (for the purposes of this clause, such Taxes shall be deemed to be due on the date after which they become delinquent), and all Liabilities that might become a Lien on any of its properties (other than any Tax or Liability to the extent secured by a Permitted Lien or, in the case of any Tax not secured by a Lien, to the extent such Tax is being contested in good faith by appropriate proceedings and the Borrower has set aside adequate reserves on its books in accordance with Generally Accepted Accounting Principles), (vi) pay its trade payables in the ordinary course of its business consistent with past practice and industry practice, subject however, to the Borrower's right to dispute items in good faith, and (vii) at its cost and expense, take all such further actions and obtain all consents and Governmental Approvals required or that the Agent reasonably shall request so that the Obligations and the Security Interest will at all times be valid, binding and enforceable in accordance with their respective terms and entitled to the priority contemplated under the Loan Documents and otherwise to effectuate the intent of the Loan Documents, except that this Section 5.1 (other than clause (i), insofar as it requires the Borrower and the Subsidiaries to preserve their corporate existence, clauses
(iii), (v) and (vi)) shall not apply in any circumstance where noncompliance, together with all other noncompliances, will not have a Materially Adverse Effect on (A) the Borrower and the Subsidiaries, taken as a whole, or (B) the Security Interest, this Agreement or the other Loan Documents.

         Section 5.2 Insurance. (a) Maintain insurance with one or more Acceptable Insurers against such risks and in such amounts as are specified on
Schedule 5.2, or as may be required by Applicable Law, or as reasonably may be requested by the Agent and the Required Lenders.

                  (b) All premiums on insurance policies required under this Section shall be paid by the Borrower. All insurance policies shall contain loss payable clauses in the form submitted to the Borrower by the Agent or in other form and substance satisfactory to the Agent, naming the Agent as loss payee, for its benefit and the benefit of the Lenders and the Letter of Credit Issuers. Such policies shall also name the Lenders, the Letter of Credit Issuers and the Agent as additional insured parties, as their interest may appear, and shall provide that:

                  (i) all proceeds thereunder that relate to losses or damages sustained in respect of any item constituting a part of any Collateral (under any Mortgage or other Security Document) shall be payable to the Agent for the benefit of the Agent, the Letter of Credit Issuers and the Lenders, as their interest may appear, and

                  (ii) such insurance shall not be affected by any unintentional act or negligence on the part of the Borrower, any Subsidiary or other owner of the policy or the property described in such policy.

All such insurance policies shall provide that the insurer shall, simultaneously with the delivery to the Borrower or such Subsidiary of any notice under such policy, deliver a copy of such notice to the Agent. All such insurance policies and loss payable clauses shall provide that they may not be canceled, amended or terminated unless the Agent is given at least the same number of days' notice that the insurance company that issued such policies is required to give the Borrower or any Subsidiary, but in no event less than 30 days' prior written notice. So long as no Default has occurred and is continuing, proceeds of such insurance for all losses equal to or less than $100,000 per occurrence shall be paid directly to the Borrower. Proceeds for all losses in excess of $100,000 per occurrence shall be paid directly to the Agent for the benefit of the Agent, the Letter of Credit Issuers and the Lenders, whereupon the Agent shall apply such proceeds as provided in the Security Documents. Proceeds held by the Agent shall be as security for the Obligations pending application thereto.

                  (c) The Borrower will not use the Inventory or Collateral, or permit the Inventory or Collateral to be used, unlawfully or in any manner inconsistent with the terms of any insurance coverage.

         Section 5.3 Use of Proceeds. Use (i) the proceeds of any Revolving Loan for working capital purposes, to pay costs associated with this Agreement and the other Loan Documents, and for general corporate purposes, (ii) the proceeds of any Term Loan only to refinance the Debt listed on part A of Schedule 4.9, to pay the purchase price and the costs associated with the Acquisition and (iii) Letters of Credit shall be used only in connection with utilities, to secure bid, performance or payment bonds, or to secure obligations in respect of worker's compensation insurance. No Extension of Credit, and none of the proceeds of any Extension of Credit shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations G, T, U and X) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by the Agent, the Borrower will furnish to the Agent statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U and will take all other action necessary or desirable to ensure that the Lenders and the Extensions of Credit are at all times in compliance with Regulations G, T, U and X.

         Section 5.4 Environmental Matters. (i) Use and operate all of its facilities and properties in material compliance with all Environmental Laws,
(ii) keep all necessary permits, approvals, certificates, licenses and authorizations relating to environmental matters in effect and remain in material compliance therewith, and (iii) handle all Hazardous Materials in material compliance with all applicable Environmental Laws. In addition, the Borrower shall and shall cause each Subsidiary to:

                  (a) immediately notify the Agent and provide copies upon receipt of all written claims, complaints or notices (excluding routine fee or schedule notices) relating to compliance with, and liabilities or obligations under, Environmental Laws or related common law theories with respect to its facilities or properties and shall promptly cure and have dismissed with prejudice to the satisfaction of the Required Lenders any actions or proceedings relating to compliance with Environmental Laws; and

                  (b) provide such information and certifications that the Agent may reasonably request from time to time to evidence compliance with this
Section 5.4.

         B. THE BORROWER SHALL NOT AND SHALL NOT PERMIT ANY SUBSIDIARY TO, DIRECTLY OR INDIRECTLY:

         Section 5.5 Guaranties. Become or remain liable with respect to any Guaranty except that this Section 5.5 shall not apply to (i) Existing Guaranties or (ii) Permitted Guaranties.

         Section 5.6 Liens. Create, assume or incur, or permit or suffer to exist or to be created, assumed or incurred, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 5.6 shall not apply to (i) Permitted Liens or (ii) the Security Interest; provided, however, that if, notwithstanding this Section 5.6, any Lien to which this Section is applicable shall be created or arise, all Obligations shall automatically be secured by such Lien equally and ratably with the other Debt secured thereby, and the holder of such other Debt, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Lenders, the Agent and the Letter of Credit Issuers on that basis, the proceeds of such Lien, whether or not the lender's Lien shall be perfected, provided further, however, that notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a default in the performance or observance of this Section 5.6.

         Section 5.7 Merger, Consolidation, Acquisitions and Disposition of Assets. (a) Subject to the provisions of subsection (b) below and unless the Required Lenders shall, in their sole discretion, otherwise give their prior written consent, (i) Merge or consolidate with any Person, provided that, if after giving effect thereto no Default would exist, this Section 5.7 shall not apply to (A) any merger or consolidation of the Borrower with any Subsidiary, so long as the Borrower shall be the continuing entity, or (B) any merger or consolidation of any Subsidiary with any other Subsidiary if, after giving effect thereto, the continuing entity is a Wholly-Owned Subsidiary of the Borrower that has no Liabilities other than Permitted Debt, (ii) purchase, lease or otherwise acquire for cash, stock or other consideration all or any substantial portion of the assets of any other Person (which for the purposes of this Section shall mean (x) more than 5% of the gross assets of such Person or (y) any business line, product line or brand name, but shall not include the purchase of inventory in the ordinary course of business), or (iii) sell, lease, transfer or otherwise dispose of any assets, provided that this Section 5.7 shall not apply to (x) the creation of a Permitted Lien, (y) any purchase or disposition of inventory or investments permitted by Section 5.13(c) in the ordinary course of business or (z) the disposition of any obsolete or retired property not used or useful in its business the fair market value of which obsolete or retired property, singly or when aggregated with all other such assets sold in any Fiscal Year, does not exceed $250,000.

                  (b) Following the date that the Borrower shall receive no less than $50,000,000 in Net Proceeds from the IPO, the Borrower may acquire the stock or assets of another Person (including but not limited to brand names or product lines) without the consent of the Required Lenders, notwithstanding clause (ii) of subsection (a) above, for an aggregate consideration (whether paid in cash, securities, property, assumption of liabilities or otherwise) not to exceed an amount equal to the net proceeds from the IPO, subject to the following criteria:

                  (i) the assets acquired (including but not limited to brand names or product lines) or the business of the entity whose stock is acquired shall be in the Borrower's current line of business or in a line of business that is substantially related thereto;

                  (ii) the value of the total consideration to be paid or provided by the Borrower and/ or its Subsidiaries for such acquisition (other than an acquisition of assets constituting a brand name or product line), whether in cash, securities or assumption of liabilities shall not exceed $25,000,000;

                  (iii) immediately before and after giving effect to such acquisition no Default shall have occurred or be continuing, and

                  (iv) (x) in the case of any acquisition, and (y) in the case of any acquisition of assets constituting a brand name or a product line where the total consideration shall exceed $10,000,000, the Borrower shall provide the Agent with a certificate that: (A) such acquisition complies with the terms hereof, (B) immediately before and after giving effect to such acquisition no Default shall have occurred or be continuing, and (C) demonstrating compliance with the financial covenants contained herein on a pro forma basis as of the most recently ended fiscal quarter, calculated giving effect to the acquisition as at the beginning of the four fiscal quarter period for which such calculation is made, provided that, no pro forma effect shall be given to the earnings performance of an acquired asset in the case of an acquisition of only assets constituting a brandname or a product line.

         Section 5.8 Transactions with Affiliates. Effect any transaction with any Affiliate except for transactions effected in the ordinary course of business consistent with past practice and on a basis no less favorable to the Borrower or a Subsidiary, as the case may be, than would at the time be available to an unrelated third party for a comparable transaction in arms-length dealing.

         Section 5.9 Taxes of Other Persons. (i) File a consolidated tax return with any other Person other than the Borrower and its Consolidated Subsidiaries, or (ii) except as required by Applicable Law, pay any Taxes owing by any Person other than the Borrower and its Consolidated Subsidiaries.

         Section 5.10 Limitation on Restrictive Covenants. Enter into any Contract, or otherwise create or cause or permit to exist or become effective any consensual restriction, (i) purporting to restrict (whether by covenant, event of default or otherwise) any Subsidiary from (A) paying dividends or making any other distributions on shares of its capital stock held by the Borrower or any Subsidiary, (B) paying any obligation owed to the Borrower or any Subsidiary, (C) making any loan or advance to or investment in the Borrower or in any Subsidiary or (D) transferring any of its property or assets to the Borrower or any Subsidiary, or (ii) purporting to restrict the Borrower or any Subsidiary from creating any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom, except in each case ((i) and (ii)) for Permitted Restricted Covenants.

         Section 5.11 Issuance or Disposition of Capital Securities. Issue any of its Capital Securities or sell, transfer or otherwise dispose of any Capital Securities of any of its Subsidiaries, except that this Section 5.11 shall not apply to (i) any issuance by the Borrower of any of its Capital Securities in the IPO and (ii) any issuance by a Subsidiary of its Capital Securities to the Borrower provided that such shares are promptly delivered to the Agent in pledge pursuant to terms of the Pledge and Security Agreement.

         Section 5.12 Permitted Debt. Create, incur, assume or suffer to exist any Debt, other than:

                 (a) Debt arising under this Agreement or the other Loan Documents;

                  (b) Existing Debt;

                  (c) Purchase Money Debt in an amount not to exceed at any time outstanding (i) $7,500,000, minus (ii) all outstanding Existing Debt that constitutes Purchase Money Debt;

                  (d) Guaranteed Debt consisting of endorsements of negotiable instruments for deposit or collection in the ordinary course of business;

                  (e) Debt consisting of intercompany loans and advances made by Borrower to any of its Subsidiaries or by any Wholly-Owned Subsidiary to Borrower;

                  (f) Prior to January 31, 1998, the Contingent Put Option of the United Company under Article 1.5 of that certain Stock Purchase Agreement between the United Company and King Pharmaceuticals, Inc., dated March 17, 1997; and

                  (g) Other Debt in an amount not to exceed at any time outstanding $700,000.

         Section 5.13 Limitations on Investments, Loans and Advances. Make any advance, loan or other extension of credit to, or equity or other investment in, any Person, except that, so long as at the time of such transaction, and immediately after giving effect thereto, no Default would exist:

                  (a) (i) any Subsidiary may make payments to the Borrower and
(ii) any Subsidiary may make loans, advances, or other extensions of credit to, or equity investments in, the Borrower, provided that any loan to the Borrower shall be subordinated to the payment of the Obligations on terms satisfactory to the Required Lenders;

                  (b) the Borrower or any of its Subsidiaries may create and hold receivables owing to it, if such receivables are created in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (provided that nothing in this clause (b) shall prevent the Borrower or any of its Subsidiaries from offering such concessionary trade terms in accordance with past practice, as management deems reasonable in the circumstances);

                  (c) the Borrower and any Subsidiary may acquire and hold any of the following:

                  (i) debt securities if (A) such securities are long-term securities and rated "A" or higher by Moody's Investors Service, Inc. ("Moody's"), or "A" or higher by Standard & Poor's Corporation ("S&P's"), or (B) such securities have been issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof whose obligations are backed by the full faith and credit of the United States of America;

                  (ii) commercial paper rated "P-1" or higher by Moody's or "A-1" or higher by S&P's or has been given an equivalent rating by another nationally recognized statistical rating agency;

                  (iii) certificates of deposit of, or demand or time deposits in, the Agent, any Letter of Credit Issuer or the Lenders;

                  (iv) demand deposits in domestic banks that are insured by the Federal Deposit Insurance Corporation, have combined capital and surplus in excess of $300,000,000 and whose (or whose parent company's) publicly held long-term debt securities, if any, meet the standards set forth in item (i) above.;

                  (v) repurchase contracts covering securities that are described in clause (i) above, and which contracts have a maturity not exceeding the date fourteen days from the date of acquisition thereof and which contracts are entered into with a bank meeting the requirements of clause (iii) or (iv) above; and

                  (vi) other investments of any kind not exceeding $250,000 in any fiscal year.

                  (d) the Borrower or any of its Subsidiaries may make advances to employees or consultants for business expenses in the ordinary course of business consistent with past practice;

         Section 5.14 Additional Subsidiaries. Create or acquire any Subsidiary; provided that, if notwithstanding this Section the Borrower shall acquire or create any Subsidiary, it shall immediately cause such Subsidiary to become a party to the Guaranty Agreement, the Subsidiary Pledge and Security Agreement and to mortgage all of its real property assets, in each case, to secure the Obligations. The Borrower shall immediately pledge, or cause to be pledged, 100% of the capital stock of such Subsidiary to the Agent for the equal and ratable benefit of the Agent, the Lenders, and the Letter of Credit Issuers, to secure the Obligations pursuant to the Pledge and Security Agreement.

         C. THE BORROWER SHALL NOT AT ANY TIME:

         Section 5.15 Minimum Consolidated Net Worth. Permit Consolidated Net Worth on any date during any fiscal year set forth below to be less than the amount set forth for such fiscal year, plus the Net Proceeds received from the issuance of any Stock of the Borrower:


            FISCAL YEAR                                AMOUNT
            -----------                                ------
               1997                                 $11,000,000
               1998                                  25,000,000

               1999                                 35,000,000
               2000                                 50,000,000
               2001                                 65,000,000
               2002                                 80,000,000


         Section 5.16 Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio for any period ending during a period specified below to be less than the amount specified opposite such period:


               PERIOD                                                  RATIO
Closing Date through December 31, 1997                              3.50 : 1.00
January 1, 1998 through June 30, 1998                               3.25 : 1.00
July 1, 1998 through September 30, 1998                             3.00 : 1.00
October 1, 1998 through March 31, 1999                              2.75 : 1.00
April 1, 1999 through September 30, 1999                            2.65 : 1.00
October 1, 1999 through March 31, 2000                              2.50 : 1.00
April 1, 2000 through September 30, 2000                            2.30 : 1.00
Thereafter                                                          2.00 : 1.00


         Section 5.17 Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period to be less than 4.00:1.00.


         Section 5.18 Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period ending during a period specified below to be less than the amount the amount specified opposite such period:


              PERIOD                                                   RATIO
Closing Date through March 31, 1997                                 1.10 : 1.00
April 1, 1998 through September 30, 1998                            1.15 : 1.00
October 1, 1998 through March 31, 1999                              1.20 : 1.00
April 1, 1999 through September 30, 1999                            1.35 : 1.00
Thereafter                                                          1.50 : 1.00


         Section 5.19 Capital Expenditures. Permit Consolidated Capital Expenditures during any fiscal year to exceed the amount specified for such year below:

FISCAL YEAR                                                   AMOUNT
   1998                                                     $3,000,000
   1999                                                      3,500,000
   2000                                                      4,000,000
   2001                                                      4,500,000
Thereafter                                                   5,000,000


         Section 5.20 Restricted Payments. Declare or make any Restricted Payment, except that this Section 5.18 shall not prohibit any payment of salary or bonuses, or payment or advance of business expenses to employees or consultants who are shareholders in each case, so long as such payments are made in the ordinary course of business consistent with past practices.

                                       6.

                                   INFORMATION

         Section 6.1 Financial Statements and Information to be Furnished. So long as (i) any Loan or Letter of Credit Obligation is outstanding or (ii) any other indebtedness or obligation is outstanding under this Agreement or any of the other Loan Documents or (iii) the Lenders, the Agent or the Letter of Credit Issuers shall have any Commitment or any obligation to make an Extension of Credit, the Borrower shall furnish to each Lender, at its Base Rate Lending Office, to the Agent, at the Agent's Office, and to each Letter of Credit Issuer (if it is not also a Lender), at the address specified pursuant to Section 11.1:

                  (a) Monthly Reports. As soon as available and in any event within 30 days after the end of each fiscal month of the Borrower:

                  (i) a balance sheet and income statement for the Borrower and its Consolidated Subsidiaries for such month and the elapsed portion of the fiscal year ended with the last day of such month, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year and the figures for the corresponding periods from the most recently delivered projections;

                  (ii) a report showing sales and gross margins by product line (in dollars and in units) for such month and the elapsed portion of the fiscal year ended with the last day of such month, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year; and

                  (iii) a certificate of the president or chief financial officer of the Borrower in the form of Schedule 6.1(a).

                  (b) Quarterly Reports. As soon as available and in any event within 45 days after the close of each quarterly accounting period in each fiscal year of the Borrower:

                  (i) consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries, as at the end of such quarterly period and the related consolidated and consolidating statements of income, shareholders' equity and cash flows of the Borrower and its Consolidated Subsidiaries for such quarterly period and the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year and the figures for the corresponding periods from the most recently delivered projections, and showing sales and gross margins by product line; and

                  (ii) a certificate with respect thereto of the president or chief financial officer of the Borrower in the form of Schedule 6.1(b).

                  (c) Annual Reports. As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower:

                  (i) audited consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, shareholders' equity and cash flows of the Borrower and its Consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year;

                  (ii) a report on the financial statements of the Borrower by Coopers & Lybrand or other independent certified public accountants of recognized standing satisfactory to the Required Lenders, which report shall be unqualified as to scope of audit and shall state that, based upon an audit conducted in accordance with generally accepted auditing standards, such consolidated financial statements present fairly, in all material respects, the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year, and the consolidated earnings, shareholders' equity and cash flows of the Borrower and its Consolidated Subsidiaries for such fiscal year in accordance with Generally Accepted Accounting Principles consistently applied throughout the periods involved;

                  (iii) a certificate of such accountants addressed and in form and substance satisfactory, to the Required Lenders (A) confirming that
         (1) the Borrower is authorized to deliver the report referred to in clause (ii) to the Lenders pursuant to this Agreement and (2) it is their understanding that the Lenders are relying on such report and such certificate, and (B) stating that they have caused this Agreement and the other Loan Documents to be reviewed and that, in making the examination necessary for their report on such consolidated financial statements, nothing came to their attention that caused them to believe that, as of the date of such financial statements, any Default exists or, if such is not the case, specifying such Default and its nature, when it occurred and whether it is continuing; and

                  (iv) a certificate of the president or chief financial officer of the Borrower, in the form of Schedule 6.1(c).

                  (d)   Other Reports.

                  (i) Promptly upon receipt thereof, copies of any management letters submitted to the Borrower, or the Board of Directors of the Borrower, by its independent certified public accountants;

                  (ii) Promptly upon their becoming available, copies of: (i) all financial statements, reports, notices and proxy statements made publicly available by the Borrower or any of its Subsidiaries to its debt or security holders; (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the

         Borrower or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority; and (iii) all press releases and other statements made available by the Borrower or any of its Subsidiaries to the public concerning material adverse changes or developments in the business of the Borrower or any of its Subsidiaries;

                  (iii) On the date not later than 30 days after the close of each fiscal year and promptly upon and change or revision thereof, board approved projections of its performance for each of the next three fiscal years, with the first year's projections prepared on a monthly basis, and the projections for the second and third years prepared on a quarterly basis, and otherwise prepared in such detail as the Agent shall request. Such projections shall be accompanied by a certificate of the President or Chief Financial Officer of the Borrower to the effect that the projections were prepared based on the best assumptions currently available to management and that such assumptions are reasonable based on the Borrower's historical performance. Such projections shall also be accompanied by a management commentary thereon including a discussion of any changes therein from the previous projections and a discussion of all assumptions used in therein;

                  (iv) Promptly upon its becoming aware thereof, notice of each federal statutory Lien, tax or other state or local government Lien or other Lien (other than the Security Interest) filed against the property of the Borrower or any of its Subsidiaries;

                  (v) On (A) the first Business Day of each calendar month, a duly completed Borrowing Base Certificate as at the close of the last Business Day of the preceding month in the form of Schedule 6.1(c)(v), duly executed by the chief financial officer of the Borrower; and

                  (vi) From time to time and upon the request of the Agent, such data, certificates, reports, statements, opinions of counsel, documents or further information as any Lender, the Agent or any Letter of Credit Issuer may reasonably request.

                  (e) Notice of Defaults, Litigation and Other Matters. Prompt notice of: (i) any Default; (ii) any change or event referred to in Section 4.5;
(iii) any event or condition referred to in clauses (i) through and including
(vii) of Section 7.1(h), whether or not such event or condition shall constitute an Event of Default; (iv) the commencement of any action, suit or proceeding or investigation in any court or before any arbitrator of any kind or by or before any governmental or non-governmental body against or in any other way relating adversely to or affecting (A) the Borrower or any Subsidiary or any of their businesses or properties, that, if adversely determined, might, singly or in the aggregate, have a Materially Adverse Effect on the Borrower and its Subsidiaries, taken as a whole, or (B) this Agreement, the other Loan Documents, the Security Interest, or any transaction contemplated hereby or thereby; and (v) any amendment of the certificate of incorporation or bylaws of the Borrower or any Subsidiary.

         Section 6.2 Accuracy of Financial Statements and Information.

                  (a) Historical Financial Statements. The Borrower hereby represents and warrants to the Lenders, the Agent and the Letter of Credit
Issuers: (i) that the financial statements listed on Schedule 6.2, are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles consistently applied throughout the periods involved, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as at their respective dates and the consolidated earnings, shareholders' equity and cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate (except in the case of unaudited interim financial statements for the absence of footnotes and normally recurring year-end adjustments), and (ii) that, except as disclosed or reflected in such financial statements or in Schedule 4.3, as at September 30, 1997, neither the Borrower nor any of its Subsidiaries has any liabilities, contingent or otherwise, nor any unrealized or anticipated losses, that, singly or in the aggregate, have had or might have a Materially Adverse Effect on the Borrower and its Subsidiaries, taken as a whole.

                  (b) Future Financial Statements. All financial statements delivered pursuant to Section 6.1(a) or (b), shall be complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles consistently applied throughout the periods involved, the consolidated financial position of the Borrower and its Subsidiaries, as at their respective dates and the consolidated earnings, shareholders' equity, and consolidated cash flows of the Borrower and its Subsidiaries for the respective periods to which such statements relate (subject, in the case of the financial statements delivered pursuant to Section 6.1(a), to the absence of footnotes and normally recurring year-end adjustments), and the furnishing of the same to the Lenders shall constitute a representation and warranty by the Borrower made on the date the same are furnished to the Lenders to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither the Borrower nor any of its Subsidiaries had any liability, contingent or otherwise, nor any unrealized or anticipated loss, that, singly or in aggregate, has had or might have a Materially Adverse Effect on the Borrower and its Subsidiaries, taken as a whole.

                  (c) Historical Information. The Borrower hereby represents and warrants to the Lenders, the Agent and Letter of Credit Issuers that all Information furnished to the Lenders, the Agent or the Letter of Credit Issuers by or on behalf of the Borrower prior to the Agreement Date in connection with or pursuant to this Agreement and the relationship established hereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any such Information prepared in the ordinary course of business, was complete and correct in the light of the purpose prepared, and, in the case of any such Information the preparation of which was requested by the Agent, was complete and correct in all material respects to the extent necessary to give true and accurate knowledge of the subject matter thereof, and (ii) did not contain any untrue statement of a material fact.

                  (d) Future Information. All Information furnished to the Lenders, the Letter of Credit Issuers or the Agent by or on behalf of the Borrower or its Subsidiaries on and after the Agreement Date in connection with or pursuant to this Agreement or any other Loan Document or in connection with or pursuant to any amendment or modification of, or waiver under, this Agreement or any other Loan Document, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any such prepared in the ordinary course of business, be complete and correct in the light of the purpose prepared, and, in the case of any such Information required by the terms of this Agreement or the preparation of which was requested by the Lenders, the Letter of Credit Issuers or the Agent, be complete and correct in all material respects to the extent necessary to give true and accurate knowledge of the subject matter thereof, and (ii) not contain any untrue statement of a material fact, and the furnishing of the same to the Lenders, the Agent or the Letter of Credit Issuers shall constitute a representation and warranty by the Borrower made on the date the same are so furnished to the effect specified in clauses (i) and (ii).

                  (e) Change in Fiscal Year. The Borrower shall not change its fiscal year.

         Section 6.3 Additional Covenants Relating to Disclosure. From the Agreement Date and until the Termination Date, the Borrower shall and shall cause each of its Subsidiaries to:

                  (a) Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Section
6.1 and (ii) the determination of the Borrower's compliance with the terms of this Agreement and the other Loan Documents.

                  (b) Visits and Inspections. Permit representatives (whether or not officers or employees) of the Agent, from time to time, as often as may be reasonably requested, but only during normal business hours, to (i) visit and inspect any of the properties of the Borrower or its Subsidiaries, (ii) inspect and make extracts from their books and records, including but not limited to management letters prepared by the Borrower's independent accountants, (iii) discuss with their principal officers, and their independent accountants, their respective businesses, assets, liabilities, financial condition, results of operations and business prospects and (iv) audit and inspect the Mortgaged Premises and the Collateral and the premises upon which any of the Collateral is located, verify the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral. In the event that any of the Collateral is under the exclusive control of any third party, the Borrower shall cause such parties to make such inspection rights available to the Agent.

                                       7.

                                     DEFAULT

         Section 7.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower or any of its Subsidiaries, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or quasi-governmental body:

                  (a) The Borrower or any Subsidiary shall fail to pay (i) any amount payable pursuant to this Agreement, the Notes or any other Loan Document with respect to interest or periodic fees within three days of the due date therefor and in the manner prescribed hereunder (ii) or any other Obligation when and as due (whether at maturity, by reason of notice of prepayment, acceleration or otherwise) in accordance with the terms of this Agreement, any Note or other Loan Document;

                  (b) Any Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

                  (c) The Borrower shall default in the performance or observance of:

                  (i)  any term, covenant, condition or agreement contained in
         Section 3.1, Section 5.1(i) (insofar as such section requires the preservation of the corporate existence of the Borrower), Section 5.3,
         Section 5.5 through Section 5.20, Section 6.1, Section 6.2(e) or
         Section 6.3(b); or

                  (ii) any term, covenant, condition or agreement contained in this Agreement or any other Loan Document (other than a default in the performance or observance of any other term, covenant, condition or agreement which is elsewhere in this section specifically dealt with) and such default shall continue unremedied for a period of 30 days after any officer of the Borrower has knowledge thereof;

                  (d) The Borrower or any of its Subsidiaries shall fail to pay, in accordance with its terms and when due and payable, the principal of, or interest or premium on, any Debt having an aggregate outstanding balance in excess of $100,000 (other than the Obligations), or the maturity of any such Debt, in whole or in part, shall have been accelerated, or any such Debt, in whole or in part, shall have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Debt or, if any event shall have occurred and be continuing that, with the passage of time or the giving of notice or both, would permit any holder or holders of such Debt, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment;

                  (e) A default shall occur and be continuing under any Contract (other than a Contract relating to Debt to which clause (d) of this Section 7.1 is applicable) binding upon the Borrower or any of its Subsidiaries, except such a default that, together with all other such defaults, has not had and will not have a Materially Adverse Effect on (i) the Borrower and its Subsidiaries, taken as a whole, (ii) the Loan Documents or (iii) the Security Interest;

                  (f)(i) The Borrower or any of its Subsidiaries shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of effecting any of the foregoing; or

                  (ii) A case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or any of its Subsidiaries, or of all or any substantial part of the assets, domestic or foreign, of the Borrower or any such Subsidiary, and, in each case, such case or proceeding shall continue undismissed or unstayed for a period of 60 days, or an order granting the relief requested in such case or proceeding against the Borrower or any such Subsidiary (including, but not limited to, an order for relief under such Federal bankruptcy laws) shall be entered;

                  (g) (i) A judgment or order for the payment of money in an amount that individually, or when aggregated with all other unpaid judgments outstanding against the Borrower and its Subsidiaries, exceeds $200,000 shall be entered against the Borrower or any of its Subsidiaries by any court, and (ii) either (A) such judgment or order shall continue undischarged and/or unbonded or unstayed for a period of 30 days or (B) enforcement proceedings shall have been commenced upon such judgment or order;

                  (h) (i) Any Termination Event shall occur, (ii) any Person shall engage in any Prohibited Transaction involving any Plan, (iii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan, (iv) the Borrower or any ERISA Affiliate of the Borrower shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to a multiemployer plan (as defined in ERISA Section 4001(a)(3)) as a result of the Borrower's or such ERISA Affiliate's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) from such Plan, (v) the Borrower or any ERISA Affiliate shall fail to pay when due any amount that is payable by it to the PBGC or to a Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any Plan against the Borrower or any ERISA Affiliate to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or (vii) any other event or condition shall occur with respect to a Plan, except that no event or condition referred to in any of the clauses (i) through (vii) shall constitute an Event of Default if it, together with all other events or conditions at the time existing, has not subjected, or in the reasonable determination of the Required Lenders would not subject, the Borrower or any of its Subsidiaries to any Liability that, alone or in the aggregate with all such Liabilities, would have a Materially Adverse Effect on the Borrower and its Subsidiaries taken as a whole;

                  (i) The Security Interest shall cease to be fully perfected, enforceable in accordance with its terms, and prior to the rights of any third party in respect of any portion of the Collateral (except for Permitted Liens);

                  (j) Any material provision of any Loan Document, or any portion of any obligation for the payment of money under any Loan Document shall cease to be in full force and effect, or the Borrower or any of its Subsidiaries or Affiliates shall so assert in writing or bring any action challenging the enforceability or binding effect of any of the foregoing or of the Security Interest or the priority of the Security Interest;

                  (k) A default or "Event of Default" as defined in any Loan Document shall have occurred and be continuing;

                  (l) An event, condition or circumstance shall occur or exist having a Materially Adverse Effect with respect to the Borrower and its Subsidiaries, taken as a whole, or on this Agreement, the other Loan Documents, the Security Interest or the Obligations; or

                  ()  There shall occur any Change of Control.

         Section 7.2 Remedies upon Event of Default. (a) Upon the occurrence and during the continuance of any Event of Default (other than one specified in Section 7.1(f)) and in every such event, the Agent, if requested by the Required Lenders, upon notice to the Borrower, may do any or all of the following: (i) declare, in whole or, from time to time, in part, the Obligations to be, and the Obligations shall thereupon become, due and payable to the Agent, the Letter of Credit Issuers and the Lenders, (ii) demand in writing that the Borrower deliver to the Agent at once and in full, an amount sufficient to reimburse the Agent, the Letter of Credit Issuers and the Lenders for all outstanding Letter of Credit

Obligations, which amount shall become immediately due and payable by the Borrower, and to the extent paid by the Borrower shall constitute a prepayment under this Agreement, (iii) deliver, or cause the applicable Letter of Credit Issuer to deliver, notice to any Letter of Credit beneficiary of such Event of Default and require the Letter of Credit beneficiary to draw upon the applicable Letter of Credit and to take other action as may be appropriate under the terms of such Letter of Credit, (iv) terminate, in whole or, from time to time, in part each Lender's Commitments, the Agent's and the Letter of Credit Issuers' obligations hereunder and (v) exercise, or direct any Letter of Credit Issuer to exercise, any rights or remedies provided herein, in any other Loan Document or otherwise.

                  (a) Upon the occurrence of an Event of Default specified in
Section 7.1(f), automatically and without any notice to the Borrower, (i) the Obligations shall be due and payable, including, without limitation, all outstanding Letter of Credit Obligations, (ii) each Lender's Commitments shall terminate, (iii) the Agent's and the Letter of Credit Issuers' obligations to the Borrower hereunder shall terminate and (iv) the Agent, if requested by the Required Lenders, or any Letter of Credit Issuer, if directed by the Agent, may take such other actions as permitted to it hereunder, under any other Loan Document or otherwise.

                  (b) Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 7.2) are hereby expressly waived. The remedies specified in this Section shall be in addition to and not in limitation of the remedies set forth elsewhere herein and in the other Loan Documents, existing at law or in equity.

                                       8.

                            CHANGES IN CIRCUMSTANCES

         Section 8.1 Mandatory Suspension and Conversion of Eurodollar Rate Loans. Any Lender's obligations to make or continue Loans as, or to convert Loans into, Eurodollar Loans shall be suspended, all outstanding Eurodollar Loans shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (b) below, on the last day such Lender may lawfully continue to maintain Loans of that Type or, in the case of clause
(c) below, the day determined by such Lender to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion, into Loans of that Type shall be deemed requests for, Base Rate Loans, if:

                  (a) on or prior to the determination of an interest rate for a Eurodollar Loan for any Interest Period, the Agent reasonably determines that for any reason the Eurodollar Rate cannot be determined as provided herein, or any Lender shall reasonably determine that such Rate would not accurately reflect the cost to such Lender of making or continuing a Loan as, or converting a Loan into, a Eurodollar Loan for such Interest Period;

                  (b) at any time such Lender reasonably determines that any Regulatory Change makes it unlawful or impracticable for such Lender to make or maintain any Eurodollar Loan, or to comply with its obligations hereunder in respect thereof; or

                  (c) such Lender reasonably determines that by reason of any Regulatory Change it is restricted, directly or indirectly, in the amount that it may hold of (A) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Eurodollar Loans is directly or indirectly determined, or (B) the category of assets which includes Eurodollar Loans.

The Agent or any such Lender, as the case may be, shall promptly notify the Borrower and the other parties to this Agreement of any circumstances that would make the provisions of this Section 8.1 applicable, but the failure to give any such notice shall not affect such Lender's rights hereunder.

         Section 8.2 Regulatory Changes. (a) If any Regulatory Change:

                  (i) shall subject the Agent, any Letter of Credit Issuer or any Lender to any Tax, duty or other charge reasonably determined by the Agent, such Letter of Credit Issuer or such Lender, as the case may be, to be applicable to any Extension of Credit, to its obligation to make or maintain any such Extension of Credit, or to this Agreement, any Note or any other Loan Document, or shall, in the reasonable determination of the Agent, or any Lender, as the case may be, change the basis of taxation of payments to such Lender or the Agent on the principal of or interest on any Eurodollar Loan or of any other amounts payable under this Agreement in respect of any Eurodollar Loan or its obligation to make or maintain any Eurodollar Loan; or

                  (ii) shall impose, increase, modify or deem applicable any reserve, special deposit, assessment, or other requirement or condition against assets of, deposits with or to the account of, Extensions of Credit by, or the Commitment or obligations of, any Lender, any Letter of Credit Issuer or the Agent, or shall impose on the Agent or such Lender or on any relevant interbank market for Dollars, any condition;

and the result of the foregoing, in the reasonable determination of the Agent, such Letter of Credit Issuer or such Lender, as the case may be, is (x) to reduce the amount of any sum received or receivable by such Lender with respect to any Eurodollar Loan or the return to be earned by the Agent, such Letter of Credit Issuer, or such Lender on any Extension of Credit, (y) to impose a cost or increase any existing cost on the Agent, such Letter of Credit Issuer, or such Lender, as the case may be, or any parent company of the Agent, such Letter of Credit Issuer, or such Lender, that is attributable to the making or maintaining of any Extension of Credit or its Commitment or its obligation to make any Extension of Credit, or (z) to require the Agent, such Letter of Credit Issuer, or such Lender, or any parent company of the Agent, such Letter of Credit Issuer, or such Lender, to make any payment on or calculated by reference to the gross amount of any amount received by it hereunder, under any Loan Document or under any Note, then, within 15 days after request by the Agent, such Letter of Credit Issuer, or such Lender, the Borrower shall pay to the Agent, such Letter of Credit Issuer, or such Lender such additional amount or amounts as the Agent, such Letter of Credit Issuer, or such Lender reasonably determines will compensate it, or its parent company, for such reduction, increased cost or payment. The Agent, such Letter of Credit Issuer, or any such Lender, as the case may be, will promptly notify the Borrower of any Regulatory Change of which it has knowledge and that will entitle the Agent, such Letter of Credit Issuer, or such Lender to compensation pursuant to this Section 8.2, but the failure to give such notice shall not affect the Agent, such Letter of Credit Issuer, or such Lender's right to such compensation.

                  (b) If after the date hereof the Agent, any Letter of Credit Issuer, or any Lender shall have reasonably determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by it (or its Applicable Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Person (or its parent) as a consequence of such Person's obligations hereunder or obligations held by it, including, without limitation its Commitments, Loans and participation interests in Letters of Credit to a level below that which such Person (or its parent) could have achieved but for such adoption, change or compliance (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Person (with a copy to the Agent), the Borrower shall pay to such Person such additional amount or amounts as will compensate such Person (or its parent) for such reduction.

         Section 8.3 Change of Lending Office. Any Lender will, if an event occurs with respect to a Lending Office that makes Section 8.1 or 8.2 applicable, and if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices, provided that such designation would not, in the sole and absolute discretion of such Lender, be disadvantageous to such Lender in any manner or contrary to such Lender's policy. Any Lender may at any time and from time to time change any Lending Office and shall give notice of any such change to the Borrower. Except in the case of a change in Lending Offices made at the request of the Borrower, the designation of a new Lending Office by a Lender shall not make operable the provisions of clause (ii) or (iii) of Section 8.1 or entitle such Lender to make a claim under Section 8.2 if the operability of such clause or such claim results solely from such designation and not from a subsequent Regulatory Change.

         Section 8.4 Funding Losses. The Borrower shall pay to the Agent and each Lender, upon request, such amount or amounts as such Person determines are necessary to compensate it for any loss, cost or expense incurred by it as a result of (i) any payment, prepayment, conversion or continuation of a Eurodollar Loan on a date other than the last day of an Interest Period for such Eurodollar Loan or (ii) a Eurodollar Loan for any reason not being made or converted after the Borrower shall have given a Notice of Borrowing, or any payment of principal of or interest thereon not being made on the date therefor determined in accordance with the applicable provisions of this Agreement, in each case whatever the reason for such event, including, without limitation, the operation of Sections 1.6, 1.7, 7.2 or otherwise. In the case of a Eurodollar Loan, at the election of such Lender, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses referred to in (i) and (ii) above may include an amount equal to the excess of
(x) the interest that would have been received from the Borrower under this Agreement on any amounts to be reemployed during an Interest Period or its remaining portion over (y) the interest component of the return that such Lender determines it could have obtained had it placed such amount on deposit in the London interbank market for a period equal to such Interest Period or its remaining portion.

         Section 8.5 Determinations. In making the determinations contemplated by Sections 8.1, 8.2 and 8.4, the Agent, the Letter of Credit Issuers, and the Lenders may make such reasonable estimates, assumptions, allocations and the like that they, in good faith, reasonably determine to be appropriate, but a Lender's, the Letter of Credit Issuers' or the Agent's selection thereof in accordance with this Section 8.5, and the determinations made by a Lender, the Letter of Credit Issuers, or the Agent on the basis thereof, shall be presumed correct absent convincing evidence to the contrary. Any such Lender, Letter of Credit Issuer or the Agent, as the case may be, shall furnish to the Borrower upon request a certificate outlining in reasonable detail the computation of any amounts claimed by it under this Article VIII and the assumptions underlying such computations.

                                       9.

             THE ADMINISTRATIVE AGENT AND THE LETTER OF CREDIT BANKS

         Section 9.1 Appointment and Authorization.

                  (a) Each Lender irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Notes, the Security Documents and the Letters of Credit as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

                  (b) Each Lender irrevocably authorizes each Letter of Credit Issuer to issue the Letters of Credit as provided in this Agreement, and to take all other actions specifically delegated to it under this Agreement and the Reimbursement Agreements to which it is a party and as are reasonably incidental thereto.

         Section 9.2 Agent and Affiliates; Letter of Credit Issuer and Affiliates. (a) GECC shall have the same rights and powers under this Agreement and the Loan Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent and GECC and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower, or any Subsidiary or Affiliate of the Borrower as if it were not the Agent hereunder.

                  (b) Each Letter of Credit Issuer, acting in its individual capacity, shall have the same rights and powers under this Agreement and the other Loan Documents, and may exercise, or refrain from exercising such rights as though it were not a Letter of Credit Issuer hereunder, and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were not a Letter of Credit Issuer hereunder.

         Section 9.3 Action by Agent and Letter of Credit Issuer. The respective obligations hereunder of the Agent and of the Letter of Credit Issuers are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as requested by the Required Lenders. The Agent and the Letter of Credit Issuers shall in all cases be fully protected in acting or in refraining from acting hereunder and under the other Loan Documents in accordance with the written instructions signed by the Required Lenders and each such instruction and any action taken or any failure to act pursuant thereto shall be binding on all of the parties thereto, their successors and assigns. Neither the Agent nor any Letter of Credit Issuer shall have any duty to exercise any right, power or remedy hereunder or under any of the other Loan Documents or to take any affirmative action hereunder or under any of the other Loan Documents unless directed to do so by the Required Lenders and unless first indemnified by the Lenders to its satisfaction against the costs and expenses of taking such action.

         Section 9.4 Consultation with Experts. Each of the Agent and the Letter of Credit Issuers may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it hereunder or under the other Loan Documents in good faith in accordance with the advice of such counsel, accountants or experts.

         Section 9.5 Liability of the Agent and Letter of Credit Issuers. None of the Agent, any Letter of Credit Issuer, or any of their respective directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. None of the Agent, any Letter of Credit Issuer, or any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made by or on behalf of the Borrower in connection with this Agreement, any of the other Loan Documents or any Extension of Credit hereunder;
(ii) the performance or observance of any of the covenants or agreements of the Borrower or the Guarantors; (iii) the satisfaction of any condition specified in
Article III, except receipt of items required to be delivered to the Agent; or
(iv) the validity, effectiveness or genuineness of this Agreement, the Notes, any Letter of Credit, any Reimbursement Agreement, any Security Document or any other instrument or writing furnished in connection herewith or therewith or the Security Interest, or any filing in connection therewith. Neither the Agent nor any Letter of Credit Issuer shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

         Section 9.6 Indemnification. Each Lender shall, ratably based upon its Proportionate Share of the Commitments, indemnify the Agent and each Letter of Credit Issuer, to the extent not reimbursed by the Borrower, against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as results from the Agent's or such Letter of Credit Issuer's, as the case may be, gross negligence or willful misconduct) that the Agent or such Letter of Credit Issuer, as the case may be, may suffer or incur in connection with this Agreement or any of the other Loan Documents or any action taken or omitted hereunder or under any of the other Loan Documents by the Agent or such Letter of Credit Issuer.

         Section 9.7 Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent, any Letter of Credit Issuer or any other Lender, and based on such documents and information as it has deemed appropriate (but without reliance upon the Agent's information memorandum circulated by the Agent to the Lenders), made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any Letter of Credit Issuer or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement or the other Loan Documents.

         Section 9.8 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Letter of Credit Issuers, the Lenders and the Borrower. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent, which successor, or its parent company, shall have its long term debt securities rated "A" or better (or the equivalent) by

S&P's or Moody's, or another nationally recognized securities rating firm. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, or the Required Lenders' removal then the retiring Agent may, on behalf of the Lenders, appoint a successor meeting the requirements set forth in the immediately preceding sentence. Upon the acceptance of its appointment hereunder, such successor shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Agent's resignation or removal hereunder, the provisions of this Article shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

         Section 9.9 Security Documents, Etc.

                  (a) The Letter of Credit Issuers and the Lenders hereby authorize the Agent to enter into each of the Security Documents and to take all action contemplated thereby. All rights and remedies under the Security Documents may be exercised by the Agent for the benefit of (i) the Agent, the Letter of Credit Issuers and the Lenders, and (ii) the Agent, the Letter of Credit Issuers and the Lenders. The Agent may assign its rights and obligations under any of the Security Documents to any affiliate thereof or to any trustee, which assignee in each such case shall be entitled to all the rights of the Agent under the applicable Security Document and all rights hereunder of the Agent with respect to the applicable Security Document.

                  (b) Except as provided in Section 11.5 with respect to releasing Collateral, in each circumstance where, under any provision of any Security Document, the Agent shall have the right to grant or withhold any consent, exercise any remedy, make any determination or direct any action by the Borrower under such Security Document, the Agent shall act in respect of such consent, exercise or remedies, determination or action, as the case may be, with consent of and at the direction of the Required Lenders; provided, however, that no such consent of the Required Lenders shall be required with respect to any consent, determination or other matter that is, in the Agent's judgment, non-material, ministerial or administrative in nature. In each circumstance where any consent of or direction from the Required Lenders is required, the Agent shall notify the Lenders in reasonable detail of the matter as to which consent or direction is required and the Agent's proposed course of action with respect thereto. In the event the Agent shall not have received a response from any Lender within three Business Days after receipt of such written notice, such Lender shall be deemed to have agreed to the course of action proposed by the Agent.

                                       10.

                                 INTERPRETATION

         Section 10.1 Interpretation.

                  (a) Defined Terms. For the purposes of this Agreement:

                  "ACCEPTABLE INSURER" means an insurance company (i) having an A.M. Best rating of "A" or better and being in a financial size category of X or larger (as such category is defined as of the date hereof) or (ii) otherwise reasonably acceptable to the Required Lenders.

                  "ACCOUNT" means any right of the Borrower to payment for goods sold or leased, or for services rendered, by the Borrower that is not evidenced by an instrument or chattel paper.

                  "ACQUISITION" means (i) the purchase by Borrower from Glaxo Wellcome Inc. of the trademarks, know-how, regulatory filings and related documentation, tradedress (if any) and certain finished good inventory relating to the Septra(r), Proloprim(r), Mantadil(r), Kemadrin(r), and Pro-Kemadrin product lines in the United States, its territories and possessions; (ii) the purchase by Borrower from Glaxo Wellcome Inc. of the know-how, regulatory filings and related documentation, tradedress (if any) and certain finished good inventory relating to the prescription formulations of Neosporin(r) and Polysporin(r); and (iii) the assignment to Borrower from Glaxo Wellcome Inc. of Glaxo Wellcome Inc.'s right, title and interest in and to the trademarks for Neosporin(r) and Polysporin(r) in the prescription field as such right, title or interest existed under that certain Trademark, Patent, Copyright and Know-How License Agreement dated June 30, 1996 between Warner-Lambert Company and Glaxo Wellcome Inc.

                  "ACCUMULATED FUNDING DEFICIENCY" has the meaning ascribed to that term in Section 302 of ERISA.

                  "ADJUSTED EURODOLLAR RATE" means for any Interest Period a rate per annum (rounded upward, if necessary to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) the Eurodollar Rate (similarly rounded) for such Interest Period by (b) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

                   "AFFILIATE" means any Person (other than the Borrower) (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Borrower, (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of the Borrower, (iii) of which the Borrower or its Subsidiaries or Shareholders beneficially own or hold 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest), or (iv) who is a member of the Board of Directors of the Borrower or a member of the immediate family of any such Person. The term "immediate family" of any Person shall include the spouse, brothers, sisters and descendants of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "AGENT" means GECC.

                  "AGENT'S ACCOUNT" means, an account of the Agent, the writing instructions for which are as follows:

                           Bankers Trust Company
                           One Bankers Trust Plaza
                           New York, New York  10006
                           ABA # 021-001-033
                           Acct. Name: GECC/CAFDepository
                           Acct. #: 50-232-854
                           Re: CFA 4632 King Pharmaceuticals
                           Attention: Vicki Brinson

and/or any account specified by the Agent to the Lenders from time to time.

                  "AGENT'S OFFICE" means the address of the Agent specified in or determined in accordance with the provisions of Section 11.1.

                  "AGREEMENT" means this Agreement.

                  "AGREEMENT DATE" means the date as of which this Agreement is dated.

                  "APPLICABLE LAW" means, anything in Section 11.8 to the contrary notwithstanding, (i) all applicable common law and principles of equity and (ii) all applicable provisions of all (A) constitutions, statutes, rules, regulations and orders of governmental bodies, (B) Governmental Approvals and
(C) orders, decisions, judgments and decrees of all courts and arbitrators.

                  "APPLICABLE MARGIN" means, (i) from the Closing Date, until the first date upon which the Applicable Margin shall begin to adjust pursuant to clause (ii) below, the Applicable Margins for any Class and Type of Loan shall be the Margin set forth below for such Class and Type of Loan:


               REVOLVING LOANS                                           TERM LOANS
BASE RATE MARGIN           EURODOLLAR MARGIN             BASE RATE MARGIN           EURODOLLAR MARGIN
           0.00                        2.25                         0.50                        2.75

and, (ii) beginning on the date following the first anniversary of the Agreement Date that is five Business Days following the Agent's receipt of financial statements from the Borrower pursuant to Section 6.1(b) or (c) and continuing on the date that is five business days following each subsequent receipt by the Agent of financial statements from the Borrower pursuant to Section 6.1(b) or
(c), the Applicable Margin for any Class and Type of Loan shall adjust to the percentage set forth below for such Class and Type of Loan opposite the applicable Consolidated Leverage Ratio for the most recently ended fiscal quarter of the Borrower as such ratio is determined from such financial statements:

                                 REVOLVING LOANS

       IF THE LEVERAGE RATIO IS:                    Base Rate Margin                        Eurodollar Margin
                < 1.75x                                  -0.50%                                   1.75%

         < 2.25X, but > 1.75x                            -0.25%                                   2.00%
                      -
          <2.75X, but > 2.25x                                0%                                   2.25%
                      -
                > 2.75x                                   0.25%                                   2.50%
                -

                                   TERM LOANS


       IF THE LEVERAGE RATIO IS:                    Base Rate Margin                        Eurodollar Margin
                < 1.75x                                      0%                                   2.25%

         < 2.25X, but > 1.75x                             0.25%                                   2.50%
                      -

          <2.75X, but > 2.25x                             0.50%                                   2.75%
                      -

                > 2.75x                                   0.75%                                   3.00%

Notwithstanding the foregoing, so long as a Default shall have occurred and be continuing, the Applicable Margins shall be the highest rates specified above.

                  "APPLICABLE PERCENTAGE" means, (i) from the Closing Date, until the first date upon which the Applicable Percentage shall begin to adjust pursuant to clause (ii) below, 2.25%, and (ii) beginning on the date following the first anniversary of the Agreement Date that is five Business Days following the Agent's receipt of financial statements from the Borrower pursuant to
Section 6.1(b) or (c) and continuing on the date that is five business days following each subsequent receipt by the Agent of financial statements from the Borrower pursuant to Section 6.1(b) or (c), the Applicable Percentage shall adjust to the percentage set forth below opposite the applicable Consolidated Leverage Ratio for the most recently ended fiscal quarter of the Borrower as such ratio is determined from such financial statements:



     IF THE LEVERAGE RATIO IS :             APPLICABLE PERCENTAGE
              < 1.75X                               1.75%

       < 2.25X, but > 1.75X                         2.00%

        <2.75X, but > 2.25X                         2.25%

              > 2.75                                2.50%
              -

Notwithstanding the foregoing, so long as a Default shall have occurred and be continuing, the Applicable Percentage shall be the highest rate specified above.

                  "BASE RATE" means for any day, a floating rate per annum equal to the higher of (i) the rate publicly quoted from time to time by The Wall Street Journal as the "base rate on corporate loans at large U.S. money center commercial banks" (or, if The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent), and
(ii) the Federal Funds Rate plus fifty (50) basis points per annum. Each change in any interest rate provided for in the Agreement based upon the Base Rate shall take effect at the time of such change in the Base Rate. The Base Rate is a reference rate only and is not necessarily the lowest rate offered by the Lenders to their customers.

                  "BASE RATE LENDING OFFICE" of a Lender means the branch or office designated by such Lender from time to time as the branch or office of such Lender at which Base Rate Loans are to be made and maintained. Each Lender's initial Base Rate Lending Office is set forth on the signature pages hereof.

                  "BASE RATE LOAN" means a Loan, the interest on which is, or is to be, as the context may require, computed, as provided in Section 1.4(a), on the basis of the Base Rate.

                  "BASE RATE REVOLVING NOTE" means a promissory note of the Borrower in the form attached hereto as Exhibit A-2 payable to the order of a Lender and evidencing such Lender's Revolving Loans that are Base Rate Loans.

                  "BASE RATE TERM NOTE" means a promissory note of the Borrower in the form attached hereto as Exhibit B-2 payable to the order of a Lender and evidencing such Lender's Term Loans that are Base Rate Loans.

                  "BORROWING" means the aggregation of the Loans of a particular Class and Type made by more than one Lender pursuant to a single Notice of Borrowing on a single date and, if such Loans are Eurodollar Loans, for a single Interest Period. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Eurodollar Borrowing" if such Loans are Eurodollar Loans.

                  "BORROWING BASE" means, at any date, an amount equal to the sum of (i) 70% of Customer Trade Accounts, plus (ii) 65% of Net Pharmaceutical Inventory, in each case ((i) and (ii)) as shown on the most recent Borrowing Base Certificate delivered by the Borrower to the Agent pursuant to Section 6.1(c)(v), minus (iii) the amount of any reasonable reserve against availability established by the Agent and the Required Lenders from time to time in their good faith discretion.

                  "BORROWING BASE CERTIFICATE" means a certificate of the Borrower in the form of Schedule 6.1(c)(v).

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks in New York, New York are required or authorized to close and, if the applicable Business Day relates to any Eurodollar Loan, on which commercial banks are open for international business (including dealings in Dollar deposits) in London.

                  "CAPITAL LEASE" means a lease giving rise to a Capitalized Lease Obligation.

                  "CAPITAL SECURITIES" means, with respect to any Person, any shares of capital stock of such Person or any security convertible into, or any option, warrant or other right to acquire, any shares of capital stock of such Person.

                  "CAPITALIZED LEASE OBLIGATION" means indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with Generally Accepted Accounting Principles.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time and in effect.

                  "CHANGE IN CONTROL" means, (i) prior to the IPO, any event, transaction or occurrence as a result of which (A) the Borrower's stockholders on the Agreement Date shall cease to own and control all of the economic and voting rights associated with ownership of at least 80% of the outstanding Capital Securities of all classes of Borrower on a fully diluted basis, or (B) Borrower shall cease to own and control all of the economic and voting rights associated with all of the outstanding Capital Securities of each of its Subsidiaries and, (ii) following the IPO, (A) any person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of 20% or more of the issued and outstanding shares of Capital Securities of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances; (B) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election by the board of directors of Borrower or whose nomination for election by the stockholders of Borrower was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office, or (C) Borrower shall cease to own and control all of the economic and voting rights associated with all of the outstanding Capital Securities of each of its Subsidiaries.

                  "CLASS" has the meaning ascribed to it in Section 10.3.

                  "CLOSING DATE" means the date on which the initial Extension of Credit is made.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COLLATERAL" means the property covered by the Mortgage and the other Security Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Agent, on behalf of itself, the Letter of Credit Issuers and Lenders, to secure the Obligations.

                  "COMMITMENT" means, (i) with respect to each Lender, a Term Loan Commitment and/or a Revolving Credit Commitment and (ii) with respect to any Letter of Credit Issuer, its commitment to issue a Letter of Credit; and "Commitments" means any two or more of the foregoing, or, with respect to a commitment to make Loans of any Class or to purchase participations in Letters of Credit, the Commitments of all Lenders to make such Loans or to purchase such participations.

                  "COMMITMENT FEE" means any of the amounts payable with respect to a Commitment pursuant to Section 1.5.

                  "COMMITMENT PERCENTAGE" means, with respect to any Lender's Commitment of any Class, the percentage of all of the Lenders' Commitments of such Class set forth opposite such Lender's name on the signature pages hereof.

                  "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate amount, of expenditures (including the portion of Capitalized Lease Obligations incurred during such period) by the Borrower and its Subsidiaries during that period that, in conformity with Generally Accepted Accounting Principles, are included in "capital expenditures", "additions to property, plant and equipment" or comparable items in the statement of cash flows of the Borrower and its Subsidiaries.

                  "CONSOLIDATED CASH INTEREST EXPENSE" shall mean, for any fiscal period of Borrower, that portion of Consolidated Interest Charges paid in cash.

                  "CONSOLIDATED DEBT" means the sum of all Debt of the Borrower and the Subsidiaries as consolidated in accordance with Generally Accepted Accounting Principles, after elimination of all intercompany items.

                  "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income for such period, plus all amounts deducted in determining such Consolidated Net Income for such period for deprecation expense, amortization and income tax expense, plus Consolidated Interest Charges.

                  "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" means the ratio, calculated on the last day of any fiscal quarter for the number of consecutive fiscal quarters then most recently ended since the Closing Date (considered as a single accounting period, but not to exceed four quarters), of: (i) Consolidated Free Cash Flow for the period ended on the last day of such fiscal quarter, to
(ii) the sum of: (A) Consolidated Interest Charges for such period plus (B) scheduled payments of principal on Consolidated Funded Debt for such period.

                  "CONSOLIDATED FREE CASH FLOW" means, for any period, Consolidated EBITDA for such period, less Consolidated Capital Expenditures for such period, less all amounts paid in cash in respect of income taxes during such period, but excluding, however, up to $1,000,000 paid in fiscal year 1998 in respect of the 1995 tax audit adjustment relating to the sale of 7.5/750 [HCBT]/[APAP] and 5.0/500 [HCBT]/[APAP] sold to Mallinchrodt Chemical, Inc.

                  "CONSOLIDATED FUNDED DEBT" means, at any time, that portion of Consolidated Debt that is, or at the time of its incurrence was, repayable over a term in excess of one year or renewable at the option of the Borrower or a Subsidiary for such a term.

                  "CONSOLIDATED INTEREST CHARGES" means, for any period, the aggregate amount of all interest on Debt (including payments in the nature of interest under Capital Leases) that would, in accordance with Generally Accepted Accounting Principles, be deducted in determining Consolidated Net Income for such period.

                  "CONSOLIDATED INTEREST COVERAGE RATIO" means the ratio, calculated on the last day of any fiscal quarter for the number of consecutive fiscal quarters then most recently ended since the Closing Date (considered as a single accounting period, but not to exceed four quarters), of: (i) Consolidated EBITDA for such period to (ii) the Consolidated Interest Charges for such period.

                  "CONSOLIDATED NET INCOME," for any period, means the amount of net income or net loss of the Borrower and its Subsidiaries, for such period (taken as a cumulative whole) determined on a consolidated basis in accordance with Generally Accepted Accounting Principles after elimination of intercompany items and portions of income attributable to minority interests in Subsidiaries (until such earnings are received by the Borrower), provided, that there shall be excluded:

                  (i) any extraordinary gains and any gains on the sale or other disposition of investments or of fixed or capital assets, and any taxes on such excluded gains;

                  (ii)   the proceeds of any life insurance policy;

                  (iii) net earnings and losses of any Subsidiary accrued prior to the date it became a Subsidiary;

                  (iv) net earnings and losses of any entity, substantially all the assets of which have been acquired in any manner, that were realized by such entity prior to the date of such acquisition;

                  (v) net earnings and losses of any entity (other than a Subsidiary) with which the Borrower or a Subsidiary shall have consolidated or that shall have merged into or with the Borrower or a Subsidiary, that were realized by such entity prior to the date of such consolidation or merger;

                  (vi) net earnings of any business entity in which the Borrower or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Borrower or such Subsidiary in the form of cash distributions;

                  (vii) any portion of the net earnings of any Subsidiary of any other business entity (other than a Subsidiary of the Borrower) in which the Borrower or any Subsidiary has an ownership interest, that for any reason (other than the provisions of this Agreement or the other Loan Documents) is unable to be dividended to the Borrower or any other Subsidiary;

                  (viii) earnings resulting from any reappraisal, reevaluation or write-up of assets;

                  (ix) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary; and

                  (x) any gain arising from the acquisition of any Capital Securities of the Borrower or any Subsidiary of the Borrower.

                  "CONSOLIDATED NET WORTH" means at any time the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries less any amount included therein with respect to Mandatorily Redeemable Stock (except to the extent deducted in determining such consolidated stockholders' equity), as of such time.

                  "CONTRACT" means an indenture, agreement (other than this Agreement and any other Loan Document), other contractual restriction, lease, instrument (other than the Notes), certificate of incorporation or charter, or bylaw.

                  "CREDIT PARTY" means the Borrower and any Subsidiary.

                  "CREDIT PARTY QUESTIONNAIRE" means a credit party questionnaire in the form of Exhibit L, delivered by each Credit Party to the Agent in connection with the Closing Date.

                  "CUSTOMER TRADE ACCOUNTS" means the aggregate amount shown on the consolidated balance sheet of the Borrower of accounts in respect of sales of pharmaceutical products by the Borrower and its Subsidiaries to customers in the ordinary course of business, net of any amount shown on such balance sheet as a deduction therefrom for reserves, adjustments or discounts or for allowances for doubtful accounts, provided that there shall not be deducted from such aggregate amount that portion of reserve maintained for returns that does not exceed 25% of such aggregate amount.

                  "DEBT" of any Person means at any time, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable that arise in the ordinary course of business but only if and so long as the same are payable on customary trade terms, (iv) Capitalized Lease Obligations of such Person, (v) all Mandatorily Redeemable Stock of such Person owned by any Person other than such Person, a Wholly-Owned Subsidiary of such Person that has no Debt other than the Obligations (the amount of any such Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption or mandatory repurchase of such Stock), (vi) all obligations of such Person to purchase securities or other property that arise out of or in connection with the sale of the same or substantially similar securities or property, (vii) all obligations of such Person, whether fixed or contingent, to reimburse any other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all obligations with respect to interest rate and currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligations provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligations shall be the net amount thereof,
(ix) all of the foregoing of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (x) all of the foregoing of others Guaranteed by such Person.

                  "DEFAULT" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both, would, unless cured or waived, become an Event of Default.

                  "DEFAULT RATE" means a rate per annum equal to the Base Rate as in effect from time to time, plus the Applicable Margin, plus 2%; provided that, if the amount in default is a Eurodollar Loan and the due date is a day prior to the last day of an Interest Period therefor, the "Default Rate" for such Loan shall be (x) from such day through the last day of such Interest Period, the rate applicable to such Loan for such Interest Period as provided in
Section 1.4(a), plus 2%, and (y) thereafter the Base Rate as in effect from time to time, plus the Applicable Margin, plus 2%.

                  "DESIGNATED AMOUNT" means $15,000,000.

                  "DISBURSEMENT ACCOUNT" means an account (each a "Disbursement Account" and collectively, the "Disbursement Accounts") at a bank acceptable to Agent into which Agent shall, from time to time, deposit proceeds of Loans made to Borrower, which on the Closing Date is described on Schedule 10(a) hereto.

                  "DOLLARS" and the sign "$" mean lawful money of the United States of America.

                  "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and the protection of the environment.

                  "ENVIRONMENTAL LIABILITIES" shall mean, with respect to any Person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.

                  "ENVIRONMENTAL PERMITS" shall mean all permits, licenses, authorizations, certificates, approvals, registrations or other written documents required by any Governmental Authority under any Environmental Laws.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

                  "ERISA AFFILIATE" means a trade or business including, a Subsidiary or other Affiliate, that is a member of any group of organizations within the meaning of Code Sections 414(b),(c),(m) or (o) of which the Borrower or any Guarantor is a member.

                  "EURODOLLAR LENDING OFFICE" of a Lender means the branch or office designated by such Lender from time to time, as the branch or office of such Lender at which Eurodollar Loans are to be made and maintained. Each Lender's initial Eurodollar Lending Office is set forth on the signature pages hereof.

                  "EURODOLLAR RATE" for each Interest Period, a rate of interest determined by Agent equal to the offered rate for deposits in United States Dollars for the applicable Interest Period which appears on Dow Jones Markets Page 3750 as of 11:00 a.m., London time, on the second full Business Day next preceding the first day of such Interest Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used) (such rate to be adjusted to the nearest one sixteenth of one percent (1/16th of 1%) or, if there is not a nearest one sixteenth of one percent (1/16th of 1%), to the next highest one sixteenth of one percent (1/16th of 1%). If such interest rates shall cease to be available from Dow Jones Markets, the Eurodollar Rate shall be determined from such financial reporting service or other information as shall be selected by the Agent.

                  "EURODOLLAR LOAN" means a Loan the interest on which is, or is to be, as the context may require, computed, as provided in Section 1.4(a), on the basis of the Adjusted Eurodollar Rate.

                  "EURODOLLAR REVOLVING NOTE" means a promissory note of the Borrower in the form attached hereto as Exhibit A-1 payable to the order of a Lender and evidencing such Lender's Revolving Loans that are Eurodollar Loans.

                  "EURODOLLAR TERM NOTE" means a promissory note of the Borrower in the form attached hereto as Exhibit B-1 payable to the order of a Lender and evidencing such Lender's Term Loans that are Eurodollar Loans.

                  "EVENT OF DEFAULT" means any of the events specified in
Section 7.1.

                  "EXCESS CASH FLOW" shall mean, for any fiscal year of the
Borrower: (a) Consolidated EBITDA for such fiscal year, minus (b) the sum of (i) Consolidated Cash Interest Expense for such fiscal year, plus (ii) all principal payments made on Consolidated Funded Debt (other than Revolving Loans) during such fiscal year, plus (iii) that portion of Capital Expenditures (including Capital Lease Obligations) paid in cash during such fiscal year, plus (iv) any amount deducted for income tax expense in determining Consolidated Net Income that was paid in cash during such fiscal year, plus (c) any decrease in Working Capital during such fiscal year, minus (d) any increase in Working Capital during such fiscal year, plus (e) the cash portion of any extraordinary gains during such fiscal year. For the purposes of this definition, "Working Capital" shall mean the excess of Borrower's Current Assets over its Current Liabilities; "Current Assets" shall mean all assets of Borrower that are or should be classified as current on a consolidated balance sheet of Borrower prepared in accordance with GAAP; and "Current Liabilities" shall mean all liabilities of Borrower that are or should be classified as current on a consolidated balance sheet of Borrower prepared in accordance with GAAP, but excluding the Revolving Loans and the current portion of any other Funded Debt.

                  "EXISTING DEBT" means (i) Debt issued and outstanding on the Agreement Date to the extent set forth in the financial statements delivered pursuant to Section 6.2(a)(i) and on Schedule 4.9, (ii) Debt of a Person outstanding at the time such Person becomes a Subsidiary of the Borrower but only if such Debt was not incurred in contemplation thereof, and (iii) but only if, immediately after giving effect thereto, no Default would exist, Debt that
(A) constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Existing Debt that is such by virtue of clause (i) or (ii),
(B) is binding only on the obligor or obligors under the Existing Debt being renewed, extended or refunded and (C) bears interest at a rate per annum that is commercially reasonable at the time.

                  "EXISTING GUARANTY" means (i) a Guaranty outstanding on the Agreement Date, to the extent set forth on Schedule 5.5, and (ii) but only if, immediately after giving effect thereto, no Default would exist, a Guaranty that
(A) constitutes a renewal, extension or replacement of, but not an increase in the principal amount or interest rate Guaranteed by (except for any increase in interest rates that was commercially reasonable at the time of such increase), of an Existing Guaranty that is such by virtue of clause (i), and (B) is binding only on the obligor or obligors under the Guaranty being renewed, extended or replaced.

                  "EXTENSION OF CREDIT" means any of the following: (i) a Loan,
(ii) the conversion of a Loan of one Type into a Loan of another Type, (iii) a Letter of Credit and (iv) a participation interest in a Letter of Credit.

                  "FEDERAL FUNDS RATE" shall mean, for any day, a floating rate equal to the weighted average of the rates on overnight federal funds transactions among members of the Federal Reserve System, as determined by Agent.

                  "FEE LETTER" means the Letter Agreement dated October 31, 1997 between GECC and the Borrower.

                  "GECC" means General Electric Capital Corporation, a New York corporation, in its individual capacity.

                  "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" or "GAAP" means the generally accepted accounting principles as in effect in the United States of America as in effect from time to time, consistently applied throughout the periods involved.

                  "GOVERNMENTAL APPROVAL" means an authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any governmental body, including, without limitation, any such approval required under ERISA or by the PBGC.

                  "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "GUARANTOR" means any Subsidiary of the Borrower.

                  "GUARANTY" by any Person means any obligation, contingent or otherwise, of such Person, directly or indirectly, guaranteeing any Liability of any other Person, or in any manner providing for the payment of any Liability of any other Person or otherwise protecting the holder of such Liability against loss (whether by agreement to keep well, to purchase assets, goods, securities or services, to take or pay, to reimburse for payments made under performance letters of credit or otherwise). The term "Guarantee", used as a verb, has a correlative meaning.

                  "GUARANTY AGREEMENT" means the Guaranty Agreement, from the Guarantors to the Agent, for the benefit of the Agent, the Letter of Credit Issuers and the Lenders, dated the Agreement Date and in the form of Exhibit E hereto.

                  "HAZARDOUS MATERIAL" means (a) any "hazardous substance" as defined by CERCLA; (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act ; (c) any petroleum products; or (d) any pollutant, contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local Environmental Law.

                  "IPO" means the sale by the Company of its common stock in an initial registered offering pursuant to a firm commitment underwriting upon the terms and conditions described in its Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on October 24, 1997.

                  "INFORMATION" means written data, services, reports, statements (including, but not limited to, financial statements delivered pursuant to or referred to in Sections 6.1 and 6.2), opinions of counsel, documents and other information, whether, in the case of any such in writing, the same was prepared by the Borrower or any other Person on behalf of the Borrower.

                  "INTEREST PAYMENT DATE" means the last Business Day of each month commencing December 31, 1997.

                  "INTEREST PERIOD" means a period commencing on the date of the making of such Loan and ending, at the election of the Borrower, on the same day in the first, second, or third calendar month thereafter, except that (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Business Day of a calendar month, and (iii) no Interest Period in respect of Eurodollar Revolving Loans shall extend past the Revolving Credit Commitment Termination Date or the Term Loan Commitment Termination Date, as applicable.

                  "LENDING OFFICE" with respect to any Lender means such Lender's Base Rate Lending Office or the Eurodollar Lending Office, or both, as the context may require. For purposes of Section 8.1 and 8.2, references to any "Lender" shall be deemed to include reference to such Lender's applicable Lending Office.

                  "LENDERS" means the financial institutions, funds or banks signatories hereto, as the same may be amended from time to time, any assignees thereof as provided in Section 11.7(a).

                  "LETTER OF CREDIT" means a Letter of Credit issued pursuant to
Section 1.1(a)(i) and Section 2.1.

                  "LETTER OF CREDIT ISSUER" means a Lender selected by the Borrower with the consent of the Agent to issue a Letter of Credit, or a financial institution selected by the Agent with the consent of the Borrower.

                  "LETTER OF CREDIT ISSUER'S OFFICE" means the office of a Letter of Credit Issuer specified pursuant to Section 11.1.

                  "LETTER OF CREDIT OBLIGATION" means, in respect of each Letter of Credit, the undrawn face amount of such Letter of Credit, plus the aggregate amount of all Reimbursement Obligations with respect thereto.

                  "LETTER OF CREDIT OBLIGATIONS" means the sum of all Letter of Credit Obligations.

                  "LETTER OF CREDIT REQUEST" has the meaning ascribed to it in
Section 2.2.

                  "LIABILITY", as applied to a Person, means and include all obligations of such Person that in accordance with Generally Accepted Accounting Principles, shall be classified upon the balance sheet of such Person as liabilities.

                  "LIEN", as applied to the property or assets (or the income or profits therefrom) of any Person, means (in each case, whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise): any mortgage, lien, pledge, attachment, financing statement, levy, charge, or other security interest or encumbrance of any kind in respect of any property or assets of such Person, or upon the income or profits therefrom. For this purpose, the Borrower, the Guarantors or any Subsidiary shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement relating to such asset.

                  "LIEN SUBORDINATION AGREEMENT" means the agreement between the United Companies and the Agent pursuant to which the United Companies shall subordinate their Lien on the Mortgaged Premises to the Liens under the Mortgage on terms and conditions satisfactory to the Agent.

                  "LOAN" means a Revolving Loan or a Term Loan, as the context may require.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Documents, the Reimbursement Agreements, the Guaranty Agreement, the Fee Letter, each Schedule to this Agreement and each document, instrument, certificate, and opinion executed and delivered in connection with any of the foregoing.

                  "MANDATORILY REDEEMABLE STOCK" means, as applied to a Person, any share of such Person's capital stock to the extent that it is redeemable, payable or required to be purchased or otherwise retired or extinguished (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings.

                  "MATERIALLY ADVERSE EFFECT" means, (i) with respect to any Person, a materially adverse effect on such Person's business, assets, liabilities, financial condition, results of operations or business prospects,
(ii) with respect to a group of Persons "taken as a whole," a materially adverse effect on such Persons' business, assets, liabilities, financial conditions, results of operations or business prospects taken as a whole, if a consolidated entity, on a consolidated basis in accordance with Generally Accepted Accounting Principles, (iii) with respect to any Contract or any other obligation (other than the Loan Documents), a materially adverse effect, as to the Borrower, upon the binding nature, validity or enforceability thereof, (iv) with respect to this Agreement and the other Loan Documents, an adverse effect, WHETHER OR NOT MATERIAL, upon the binding nature, validity or enforceability of any provision thereof or on the obligations of the Borrower for the payment of money thereunder and (v) with respect to the Security Interest, an adverse effect, WHETHER OR NOT MATERIAL, upon the priority, perfection, validity or enforceability thereof against the Borrower, or any other Person.

                  "MAXIMUM PERMISSIBLE RATE" means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (i) civil or criminal penalties being imposed on any Lender or (ii) any Lender being unable to enforce payment of (or if collected, to retain) all or part of such amount or the interest payable thereon.

                  "MONARCH" means Monarch Pharmaceuticals, Inc., a Tennessee corporation.

                  "MOODY'S" has the meaning ascribed to it in Section
5.13(c)(i).

                  "MORTGAGE" means, that certain Deed of Trust, Assignment of Rents and Leases and Security Agreement from the Borrower to the Agent, dated the Agreement Date, conveying all of the Borrower's right, title and interest in and to the Borrower's manufacturing facilities located in Sullivan County, at Bristol, Tennessee as security for the Obligations, in substantially the form of Exhibit H.

                  "MORTGAGED PREMISES" means the Borrower's manufacturing facilities located in Sullivan County, at Bristol, Tennessee.

                  "NET PHARMACEUTICAL INVENTORY" means the amount shown on the consolidated balance sheet of the Borrower in accordance with Generally Accepted Accounting Principals in respect of pharmaceutical inventory of the Borrower and its Consolidated Subsidiaries, less any amounts shown thereon as deductions thereto in respect of reserves or otherwise.

                  "NET PROCEEDS" means, with respect to the issuance or sale of any security or asset, the proceeds of such sale or disposition, net of (A) discounts, commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by Borrower or any Subsidiary in connection therewith (in each case, paid to non-Affiliates), (B) transfer taxes, (C) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Liens hereunder), if any, and (D) an appropriate reserve for income taxes in accordance with GAAP in connection therewith (such net amount, the "Net Proceeds"),.

                  "NOTE" means a Base Rate Revolving Note or a Eurodollar Revolving Note, as the context may require.

                  "NOTICE OF BORROWING" has the meaning ascribed to it in
Section 1.2.

                  "OBLIGATIONS" mean all loans, fees, indebtedness, liabilities, obligations, Letter of Credit Obligations, covenants and duties of the Borrower to the Lenders, the Agent and the Letter of Credit Issuers of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, in contract or tort, liquidated or unliquidated, arising under this Agreement, or under the other Loan Documents, by operation of law or otherwise in connection with the transactions contemplated hereby, now existing or hereafter arising, and whether or not for the payment of money or the performance or non-performance of any act, including, but not limited to, all damages that the Borrower or any Subsidiary may owe to the Agent, any Letter of Credit Issuer, and/or the Lenders by reason of any breach by the Borrower or any Subsidiary of any representation, warranty, covenant, agreement or other provision of this Agreement or any of the other Loan Documents.

                  "PATENTS" means patents, patent rights or licenses, trademarks, trademark rights, trade names, trade name rights, copyrights, and any other rights with respect to the foregoing.

                  "PATENT SECURITY AGREEMENT" means the Patent Security Agreement between Monarch and the Agent, dated as of the Closing Date, in the form of Exhibit K, and any similar agreement subsequently entered into between the Agent, the Borrower or any Subsidiary.

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "PERMITTED DEBT" means Debt permitted under Section 5.12.

                  "PERMITTED GUARANTY" means a Guaranty that is (i) an endorsement of a negotiable instrument for collection in the ordinary course of business and (ii) a Guaranty by any Subsidiary of the Borrower's obligations hereunder.

                  "PERMITTED LIEN" means: (a) when used with respect to the Borrower and its Subsidiaries (i) a Lien securing a tax, assessment or other governmental charge or levy (excluding any Lien arising under any of the provisions of ERISA), the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, or a money judgment rendered by a court or administrative tribunal, but in each case only if (A) such amount is not overdue and payable or, in the case of a tax assessment or other governmental charge or levy, if payment thereof shall not at the time be required to be made in accordance with Section 5.1(v), (B) foreclosure, distraint, sale or other similar proceedings shall not have been commenced or, if commenced, such proceeding is being contested in good faith by appropriate action and any execution in respect thereof has been bonded or stayed, and (C) such Lien, together with all other such Liens, secures obligations that do not exceed $100,000 in the aggregate; (ii) a Lien on the properties and assets of a Subsidiary of the Borrower securing Debt owing to the Borrower; (iii) a Lien consisting of a deposit or pledge made, in the ordinary course of business, in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance or similar legislation; (iv) a Lien constituting an encumbrance in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property that does not materially detract from the value of such property or impair the use thereof in the business of the Borrower or any Subsidiary; (v) a Lien existing on (A) property of any Person at the time such Person becomes a Subsidiary or (B) any asset prior to the acquisition thereof by the Borrower or a Subsidiary, but only, in the case of either (A) or (B), if such Lien was not created in contemplation thereof and so long as the obligation secured by such Lien constitutes Permitted

Debt and is not in default and such Lien is and will remain confined to the property subject to it at the time such Person becomes a Subsidiary or such property is acquired and to fixed improvements thereafter erected on such property; (vi) a Lien in existence on the Agreement Date to the extent set forth on Schedule 4.7 hereto, but only, in the case of each such Lien, to the extent it secures Existing Debt; (vii) a Lien securing Purchase Money Debt but only if, in the case of each such Lien: (A) such Lien shall at all times be confined solely to the asset the purchase price of which was financed through the incurrence of the Purchase Money Debt secured by such Lien and to fixed improvements then or thereafter erected on such asset; (B) such Lien attached to such asset within 30 days of the acquisition of such property; and (C) the aggregate principal amount of Purchase Money Debt secured by such Lien at no time exceeds an amount equal to 90% of the lesser of (1) the cost (including the principal amount of such Debt, whether or not assumed) to the Borrower or a Subsidiary of the asset subject to such Lien and (2) the fair value of such asset at the time of such acquisition; (viii) a Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clause (vi), (vii) or (viii) of this definition, but only, in the case of each such renewal, extension or replacement Lien, to the extent that the principal amount of indebtedness secured by such Lien does not exceed the principal amount of such indebtedness so secured at the time of the extension, renewal or replacement, and that such renewal, extension or replacement Lien is limited to all or a part of the property that secured the Lien extended, renewed or replaced and to fixed improvements then or thereafter erected on such property; and (ix) a Lien arising pursuant to an order of attachment, distraint or similar legal process arising in the execution or other enforcement thereof is not unstayed for more than 20 days, and (b) when used with respect to Collateral means "Permitted Liens" as defined in the Security Agreement or "Permitted Encumbrances" as defined in the Mortgage, as the case may be that is applicable thereto.

                  "PERMITTED RESTRICTIVE COVENANTS" means (i) any covenant or restriction contained in this Agreement or any other Loan Document, (ii) any covenant or restriction binding upon any Person at the time such Person becomes a Subsidiary of the Borrower if the same is not created in contemplation thereof, (iii) any covenant or restriction of the type contained in Section 5.6 that is contained in any Contract evidencing or providing for the creation of or concerning Purchase Money Debt, and only to the extent that such covenant extends only to the asset subject to the Permitted Lien securing such Debt, (iv) any covenant or restriction contained in any Contract listed on Schedule 5.10, but only to the extent such covenant or restriction is there identified by specific reference to the relevant section or paragraph of such Contract and/or
(v) any covenant or restriction that (A) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (ii), (iii) or
(iv), (B) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (C) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

                  "PERSON" means an individual, corporation, partnership, trust or unincorporated organization, a government or any agency or political subdivision thereof.

                  "PLAN" means, at any time, any employee benefit plan (including a multiemployer plan), the funding requirements of which (under
Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of the Borrower, any Guarantor or an ERISA Affiliate.

                  "PLEDGE AGREEMENT" means the Pledge Agreement between the Borrower and the Agent, dated as of the Agreement Date, in the form of Exhibit D.

                  "PROHIBITED TRANSACTION" means a transaction that is prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

                  "PROPORTIONATE SHARE" of a Lender in respect of any amount, means the product obtained by multiplying such amount by such Lender's relevant "Commitment Percentage" set forth by its name on the signature pages hereof.

                  "PURCHASE MONEY DEBT" means (i) Debt of the Borrower or a Subsidiary that, within 30 days of such purchase, is incurred to finance part or all of (but not more than) the purchase price of tangible assets in which neither the Borrower nor any Subsidiary had at any time prior to such purchase any interest other than a security interest and/or (ii) Debt (A) that constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Debt that is such by virtue of clause (i),
(B) is binding only on the obligor or obligors under the Purchase Money Debt being renewed, extended or refunded and (C) bears interest at a rate per annum that is commercially reasonable at the time.

                  "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, and any regulation successor thereto.

                  "REGULATION G" means Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time, and any regulation successor thereto.

                  "REGULATION T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, and any regulation successor thereto

                  "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, and any regulation successor thereto.

                  "REGULATION X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, and any regulation successor thereto.

                  "REGULATORY CHANGE" means (i) any new, or any change in any existing, Applicable Law, interpretation, directive or request (whether or not having the force of law) or (ii) any change in the administration or enforcement of any such Applicable Law, interpretation, directive or request, in each case, that becomes effective after the Agreement Date, whether as a result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or a regulatory authority, or otherwise.

                  "REIMBURSEMENT AGREEMENT" means an agreement among a Letter of Credit Issuer, the Borrower and the Agent with respect to the issuance of a Letter of Credit.

                  "REIMBURSEMENT OBLIGATION" means, with respect to any Letter of Credit, the Borrower's obligation to reimburse the Lenders and the Letter of Credit Issuer for drawings thereunder as provided herein and in the relevant Reimbursement Agreement.

                  "RELEASE" shall mean any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property.

                  "REPORTABLE EVENT" means, to the extent the same relates to or affects a Plan, (i) any of the events set forth in ERISA Sections 4043(b) (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations), 4068(f) or 4063(a) or the regulations thereunder, (ii) any event requiring the Borrower, any Guarantor or any ERISA Affiliate to provide security to a Plan under Code Section 401(a)(29) and (iii) any failure to make a payment required by Code Section 412(m).

                  "REPRESENTATION AND WARRANTY" means each representation and warranty made pursuant to or under (i) Section 3.3, Article IV, Section 6.2 or any other provision of this Agreement or any other Loan Document, (ii) any amendment of or waiver or consent under this Agreement or any other Loan Document, (iii) any Schedule to this Agreement, any other Loan Document or any such amendment, waiver or consent, or (iv) any statement contained in any certificate, financial statement, legal opinion or other instrument or document delivered by or on behalf of the Borrower or any Subsidiary pursuant to any Loan Document, WHETHER OR NOT (except as expressly provided to the contrary herein), IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (i), (ii),
(iii) OR (iv) OF THIS DEFINITION, THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE BORROWER OR SUCH SUBSIDIARY.

                  "REQUIRED LENDERS" means, at any time, the Lenders holding at least 51% of the then aggregate unpaid principal amount of the Loans and the participations in Letter of Credit Obligations, or if no such obligations are outstanding, the Lenders having at least 51% of the Commitments to make Loans or to purchase participations in Letters of Credit.

                  "RESERVE REQUIREMENT" means at any time the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits comparable in amount to those of the Agent against "Eurocurrency liabilities", as that term is used in Regulation D. The Adjusted Eurodollar Rates shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended and in effect from time to time.

                  "RESTRICTED PAYMENT" means as to any Person (i) any dividend or other distribution on any shares of such Person's capital stock (other than dividends payable solely in shares of its capital stock), (ii) any payment on account of any subordinated debt or any Debt convertible into shares of such Person's capital stock, (iii) any acquisition of any of such Person's Capital Securities (except an acquisition of shares of such Person's capital stock upon the conversion thereof into or the exchange thereof for other shares of its capital stock), (iv) any advance, loan, financial accommodation or extension of credit (other than accounts arising in arms-length transactions in the ordinary course of business on customary trade terms) by such Person to any of its Affiliates or (v) any payment or distribution to any principal shareholder, director or any member of the immediate family of any of the foregoing or any partnership, trust or other entity controlled directly or indirectly by any of the foregoing.

                  "REVOLVING CREDIT COMMITMENT" means the commitment of each Lender to make Revolving Loans pursuant to Section 1.1(a)(i) in the amount set forth opposite such Lender's name on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 1.7. Revolving Credit Commitments means the sum of the Revolving Credit Commitments of all the Lenders.

                  "REVOLVING CREDIT COMMITMENT FEE" has the meaning ascribed to such term in Section 1.5(b)(iii).

                  "REVOLVING CREDIT COMMITMENT TERMINATION DATE" means the earlier of (i) the date upon which the Revolving Credit Commitments reduce to zero pursuant to Section 1.7 or Section 7.2, and (ii) November 26, 2002.

                  "REVOLVING LOAN" means an amount advanced pursuant to Section 1.1(a)(i).

                  "ROLLOVER BORROWING" has the meaning ascribed to such term in
Section 1.2(d).

         "S&P'S" has the meaning ascribed to it in Section 5.13(c)(i).

                  "SECURITY AGREEMENT" means the Security Agreement between the Borrower and the Agent, dated the Agreement Date, in the form of Exhibit C.

                  "SECURITY DOCUMENTS" shall mean, collectively, the Pledge Agreement, the Security Agreement, the Subsidiary Pledge Agreement, the Subsidiary Security Agreement, the Trademark Security Agreement, the Subsidiary Trademark Security Agreement, the Patent Security Agreement, the Mortgage and each other mortgage, deed of trust, security agreement, pledge agreement, or other security or collateral document securing the Obligations.

                  "SECURITY INTEREST" means the mortgages, pledges and assignments to the Agent, for the ratable benefit of the Lenders, the Agent and the Letter of Credit Issuers of a continuing Lien upon, the Collateral intended to be effected by the terms of this Agreement and the other Loan Documents, and the other acts, documents and agreements relating thereto.

                  "SUBSIDIARY" when used to determine the relationship of a Person to another Person, means any Person of which (a) securities having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions), or (b) other ownership interests ordinarily constituting a majority voting interest, in each case, are at the time, directly or indirectly, owned or controlled by such other Person, or by one or more other Subsidiaries of such other Person, or by such other Person and one or more of its Subsidiaries. Unless otherwise specified "Subsidiary" means a Subsidiary of the Borrower.

                  "SUBSIDIARY PLEDGE AGREEMENT" means the Subsidiary Pledge Agreement among the Guarantors and the Agent, dated as of the Agreement Date, in the form of Exhibit G.

                  "SUBSIDIARY SECURITY AGREEMENT" means the Subsidiary Security Agreement among the Guarantors and the Agent, dated as of the Agreement Date, in the form of Exhibit F.

                  "SUBSIDIARY TRADEMARK SECURITY AGREEMENT" means the Trademark Security Agreement between Monarch and the Agent, dated as of the Closing Date, in the form of Exhibit J, and any similar agreement subsequently entered into between the Agent and any Subsidiary.

                  "SUBORDINATION AGREEMENT" means the Subordination Agreement among the Borrower, the United Companies and the Agent, dated as of the Agreement Date, in the form of Exhibit H.

                  "TAX" means any Federal, State or foreign tax, assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits other than income and franchise taxes imposed upon a Lender by the jurisdictions (or any political subdivision thereof) in which such Lender or its Lending Office is located.

                  "TERM LOAN" means an amount advanced pursuant to Section 1.1(a)(ii).

                  "TERM LOAN COMMITMENT" means the commitment of each Lender to make Term Loans pursuant to Section 1.1(a)(i) in the amount set forth opposite such Lender's name on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 1.7. Term Loan Commitments means the sum of the Term Loan Commitments of all the Lenders.

                  "TERM LOAN COMMITMENT TERMINATION DATE" means the earlier of
(i) the date upon which the Term Loan Commitments reduce to zero pursuant to
Section 1.7 or Section 7.2, and (ii) November 26, 2002.

                  "TERMINATION DATE" means (i) with respect to the Revolving Credit Commitments, the Revolving Credit Commitment Termination Date and (ii) with respect to the Term Loan Commitments, the Term Loan Commitment Termination Date.

                  "TERMINATION EVENT" means (i) a Reportable Event, (ii) the termination of a Plan, or the filing of a notice of intent to terminate a Plan, or the treatment of a Plan amendment as a termination under Section 4041(c) of ERISA, (iii) the institution of proceedings to terminate a Plan under Section 4042(a) of ERISA, or (iv) the appointment of a trustee to administer any Plan under Section 4042(b) of ERISA.

                  "TRADEMARK SECURITY AGREEMENT" means the Trademark Security Agreement between the Borrower and the Agent, dated as of the Agreement Date, in the form of Exhibit I.

                  "TYPE" has the meaning ascribed to it in Section 10.3.

                  "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction.

                  "UNFUNDED BENEFIT LIABILITIES" means with respect to any Plan at any time, the amount of unfunded benefit liabilities of such Plan at such time as determined under Section 4001(18) of ERISA.

                  "WHOLLY-OWNED SUBSIDIARY" means a Subsidiary of a Person, all of the Capital Securities and all other ownership interests and rights to acquire ownership interests of which are, directly or indirectly, owned or controlled by such Person or one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries.

                  (b) Other Definitional Provisions.

                  (i) Except as otherwise specified herein, all references herein (A) to any Person, other than the Borrower or any Guarantor, shall be deemed to include such Person's successors, transferees and assignees, but only, in the case of transferees and assignees of the Lenders, to the extent the applicable transfer or assignment complies with the provisions of this Agreement, (B) to the Borrower or any Guarantor shall be deemed to include such Person's successors, (C) to any Applicable Law specifically defined or referred to herein shall be deemed references to such Applicable Law as the same may be amended or supplemented from time to time, (D) to any Contract defined or referred to herein shall be deemed references to such Contract (and, in the case of any instrument, any other instrument issued in substitution therefor) as the terms thereof may have been amended, supplemented, waived or otherwise modified from time to time and (E) to any Loan Document, as the terms thereof may have been amended, supplemented, waived or otherwise modified from time to time in accordance with
         Section 11.5 or any corresponding provision of such Loan Document.

                  (ii) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and "Section," "Subsection," "Schedule" and "Exhibit" shall refer to Sections and Subsections of, and Schedules and Exhibits to, this Agreement unless otherwise specified.

                  (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

                  (iv) All terms defined in this Agreement shall have the same defined meanings when used in any Note or, except as otherwise expressly stated therein, any certificate, opinion or other Loan Document or other document delivered pursuant hereto.

         Section 10.2 Accounting Matters. Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower and the Guarantors in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements requested to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, consistently applied throughout the periods involved. If the Agent or the Required Lenders shall notify the Borrower that any change in GAAP adversely effects the calculation of the financial covenants contained herein, such change shall not be effective until the Agent, the Required Lenders and the Borrower shall have agreed on an amendment to the affected covenant, that in the judgment of the Agent and the Required Lenders, restores such covenant to its effect prior to such change.

         Section 10.3 Classes of Extensions of Credit and Types of Loans. Extensions of Credit hereunder are distinguished by "Class" and by "Type". The "Class" of an Extension of Credit (or of a Commitment to make such Extension of Credit) refers to the determination of whether such Extension of Credit arises under the Revolving Loan Commitment or the Term Loan Commitment, each group of which constitutes a Class. The "Type" of a Loan refers to the determination of whether such Loan is a Eurodollar Loan or a Base Rate Loan. A Loan may be identified by both Class and Type (e.g., a "Eurodollar Revolving Loan" indicates that such Loan is both a Revolving Loan and a Eurodollar Loan).

         Section 10.4 Captions. Article and Section captions in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                                       11.

                                  MISCELLANEOUS

         Section 11.1 Notices.

                  (a) Manner of Delivery. All notices and other communications under this Agreement, including but not limited to materials delivered pursuant to Article VI, shall, except in those cases where a telephonic notice is expressly permitted, be in writing (which shall include communications by telex and telecopy). All written notices and communications shall be sent by registered or certified mail, postage prepaid, return receipt requested, by prepaid telex or telecopier, reputable overnight courier, freight prepaid, or delivered by hand.

                  (b) Addresses. All notices and other communications under this Agreement shall be given at the following respective addresses and telex, telecopier and telephone numbers and to the attention of the following Persons:

                  (i)  If to the Borrower:

                       King Pharmaceuticals, Inc.
                       501 Fifth Street
                       Bristol, Tennessee  37620

                       Telecopier No.: (423) 989-6282
                       Telephone No.: (423) 989-8010

                       Attention:  John M. Gregory
                                     Chairman of the Board & CEO

                       With a copy to:

                       Legal Department
                       King Pharmaceuticals, Inc.
                       501 Fifth Street
                       Bristol, Tennessee  37620
                       Attention:  John A. A. Bellamy
                                     Executive Vice President
                                     and General Counsel

                       Telecopier No.: (423) 989-6282
                       Telephone No.: (423) 989-8010

                  (ii)     If to the Agent:

                           General Electric Capital Corporation
                           3379 Peachtree Road, Suite 560
                           Atlanta, Georgia  30326
                           Attention: John P. Crosby,  Vice President
                           Telecopier No.:  (404) 266-3538
                           Telephone No.:  (404) 814-2609

                           with copies to:

                           Kilpatrick Stockton LLP
                           1100 Peachtree Street, Suite 2800
                           Atlanta, Georgia  30309-4530
                           Attention:  Colvin  T. Leonard, III, Esq.
                           Telecopier No.:  (404) 815-6555
                           Telephone No.:  (404) 815-6172

                           and

                           General Electric Capital Corporation
                           201 High Ridge Road
                           Stanford, Connecticut 06927-5100
                           Attention:  Corporate Counsel
                           Telecopier No.:  (203) 316-7889
                           Telephone No.:  (203) 316-7552

                  (iii) If to a Letter of Credit Issuer at its respective address and telex, telecopier and telephone numbers set forth in the Reimbursement Agreement to which such Letter of Credit Issuer is a party;

                  (iv) If to the Lenders, at their respective address and telex, telecopier and telephone numbers set forth on the signature pages hereto (as the same may be amended from time to time);

or at such other address or telex, telecopier or telephone number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address".

                  (c) Effectiveness. Each notice and other communication under this Agreement shall be effective or deemed delivered or furnished (i) if given by mail, on the fifth Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telex or telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 11.1 and the appropriate answer-back is received or receipt is otherwise acknowledged, (iii) if given by hand delivery or overnight courier, when left at the address of the addressee addressed as above provided, and (iv) if given by telephone, when communicated to the Person or to the holder of the office specified as the Person or officeholder to whose attention communications are to be given, or, in the case of notice by the Agent to the Borrower under Section 7.2, given by telephone as provided below, if such Person or officeholder is unavailable at the time, to any other responsible officer of the Borrower, except that notices of a change of address, telex, telecopier or telephone number, and notices to the Agent shall not be effective, and materials furnished to the Lenders pursuant to Article VI shall not be deemed furnished until received, and in the case of the Agent, such notices and materials shall not be deemed received until physically received by a responsible officer at the office of the Agent set forth above, not later than noon (New York City time) on any day if such day is to count as a Business Day for the purpose of determining the adequacy of any notice to the Agent hereunder. Notices under Sections 1.2, 2.2, 2.3, and 7.2 may be by telephone, promptly confirmed in writing (which shall include communications by telex and telecopy). The failure by the Agent to give written confirmation of any such notice shall not effect the validity thereof. In the event of a discrepancy between telephonic notice and the written confirmation thereof, or in the event written confirmation of such notice is not furnished, the telephonic notice as understood by the Agent will be deemed the effective notice.

         Section 11.2 Expenses; Indemnification. Whether or not any Extension of Credit is made hereunder, the Borrower shall, on demand, pay or reimburse the Lenders, the Agent and the Letter of Credit Issuers for (a) all transfer, documentary, stamp and similar taxes, and all search, recording and filing fees, if any, payable in connection with, arising out of or in any way related to the execution, delivery and performance of this Agreement, the other Loan Documents or the Extensions of Credit, and (b) all reasonable costs and expenses (including fees and disbursements of legal counsel and other experts) incurred, and all payments made, and indemnify and hold the Lenders, the Agent and the Letter of Credit Issuers harmless from and against all losses suffered, in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) this Agreement and the other Loan Documents, (B) any Extension of Credit and (C) (whether or not executed) any waiver, amendment or consent hereunder or thereunder, or hereto or thereto, (ii) the administration of this Agreement and the other Loan Documents, including without limitation the matters set forth in Section 6.3(b)(iv) (other than ordinary course overhead associated with regular employees of the Agent incurred in the ordinary course of the administration of this Agreement absent an Event of Default), (iii) consulting with respect to any matter in any way arising out of, relating to, or connected with, this Agreement or any of the other Loan Documents, including, but not limited to, the enforcement by the Lenders, the Agent or the Letter of Credit Issuers of any of their rights hereunder or under any of the other Loan Documents, or the performance by the Lenders, the Agent or the Letter of Credit Issuers of any of their obligations hereunder or under any other Loan Document, if any, (iv) protecting, preserving, exercising or enforcing any of the rights of the Lenders, the Agent or the Letter of Credit Issuers hereunder or under any of the other Loan Documents, (v) any claim (whether asserted by the Lenders, the Agent, the Letter of Credit Issuers, the Borrower, or any other Person and whether asserted before or after the payment, performance and observance in full of the Borrower's obligations hereunder and under the other Loan Documents) and the prosecution or defense thereof, in any way arising under, related to, or connected with, this Agreement, or any of the other Loan Documents or the relationship established hereunder or under the other Loan Documents, and

(vi) any governmental investigation arising out of, relating to, or in any way connected with this Agreement or any of the other Loan Documents, provided that the foregoing indemnity shall not be applicable to any loss suffered by any Lender, the Agent or a Letter of Credit Issuer to the extent such loss is determined by a judgment of a court that is binding on such Lender, the Agent or such Letter of Credit Issuer, final and not subject to review on appeal, to be the result of acts or omissions of such Lender, the Agent or such Letter of Credit Issuer, constituting (x) gross negligence or willful misconduct, (y) violations of law, or (z) its failure to observe any other standard expressly applicable to it under any of the other provisions of this Agreement or any of the other Loan Documents. The Agent shall have the right to charge any account of the Borrower for amounts due under this Section, and may cause the Borrower to incur a Borrowing in such amounts as may be necessary to repay such Obligations.

         Section 11.3 Rights Cumulative. The rights and remedies of the Lenders, the Agent and the Letter of Credit Issuers under this Agreement and the other Loan Documents shall be cumulative and not exclusive of, nor limiting upon, any rights or remedies that they would otherwise have, and no failure or delay by any Lender, the Agent or any Letter of Credit Issuer in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or any other power or right.

         Section 11.4 Disclosure. The Agent, the Lenders and the Letter of Credit Issuers may disclose to, and exchange and discuss with, any other Person any information concerning the Borrower and any of its Subsidiaries (whether received by the Agent, the Letter of Credit Issuers, the Lenders or such person in connection with or pursuant to this Agreement or otherwise) only (i) as may be required by Applicable Law, (ii) for the purpose of protecting, preserving, exercising or enforcing any rights hereunder or under any of the other Loan Documents, or consulting with respect to any such rights or any rights of the Borrower or (iii) as reasonably required in connection with the making of assignments and the sale of participations by the Lenders as provided in Section 11.7.

         Section 11.5 Waivers; Amendments. (a) Any term, covenant, agreement or condition of this Agreement or any Loan Document may be amended with the consent of the Borrower, the Agent and the Required Lenders, or compliance therewith may be waived in writing by the Agent and, in the case of a term, covenant, agreement or condition contained in any Reimbursement Agreement, the Letter of Credit Issuer party thereto, when authorized by the Required Lenders, and in any such event, the failure to observe, perform or discharge any such covenant, condition or obligation (whether such amendment is executed or such consent or waiver is given before or after such failure) shall not be construed as a breach of such covenant, condition or obligation or a Default hereunder, provided that no such amendment, consent or waiver shall:

                  (i) affect the amount or extend the time of the Commitment of any Lender, of the obligation of any Letter of Credit Issuer to issue Letters of Credit or extend the expiration date of any Letter of Credit, or of the obligation of the Agent, any Letter of Credit Issuer or any Lender to pay amounts on account of Loans or Letters of Credit, and thereby extend credit to the Borrower, without the prior written consent of such Lender, such Letter of Credit Issuer or the Agent, as the case may be;

                  (ii) alter the time or times of payment of the principal of or interest on any Obligation or with respect to any participation in a Letter of Credit or any fees payable hereunder or any Loan Document, or the amount of the principal of any Note, Reimbursement Obligation or Letter of Credit, or the rates of interest, commission or fees, or permit any subordination of principal, interest, or fees hereunder or any Loan Document, without the prior written consent of the Lender, Letter of Credit Issuer or Agent as to its interest in the corresponding Obligation, participation interest, commission or fees;

                  (iii) alter any provision requiring the ratable application of amounts received by the Agent in payment of, or for application on, indebtedness under this Agreement or under any of the Notes or any other Loan Document or any Obligation or Letter of Credit Obligation, or change the parties or percentages required to authorize or direct the taking of any action under this Agreement or any Loan Document, without the prior written consent of the Agent and all the Lenders and, to the extent such change adversely affects a Letter of Credit Issuer, the prior written consent of such Letter of Credit Issuer;

                  (iv) release all or substantially all of the Collateral or reduce the Security Interest, or change the definition of "Borrowing Base" or any component thereof, without the prior written consent of all the Lenders; or

                  (v)   amend any term or provision of Article IX or Section
         11.2 or any waiver, release or limitation of liability in favor of the Agent or the Letter of Credit Issuer contained herein or in any other Loan Document without the prior written consent of the Agent and, to the extent the rights or obligations of any Letter of Credit Issuer are adversely affected thereby, the prior written consent of such Letter of Credit Issuer.

Except as set forth in this Section, each Letter of Credit Issuer agrees to act upon the direction of the Required Lenders in all respects under its respective Reimbursement Agreement. In addition to the foregoing rights, for the purpose of this Section, the Letter of Credit Issuer shall be deemed to own and be entitled to vote in an amount equal to the participation interest of any Lender that has failed to pay any amount owing to the Letter of Credit Issuer hereunder.

                  (b) Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         Section 11.6   Set-Off.

                  (a) Exercise of Set-Off Rights. Upon the occurrence and during the continuance of any Event of Default, each of the Agent, the Letter of Credit Issuers and the Lenders, and each of its branches and offices, is hereby authorized by the Borrower, at any time and from time to time, without notice to the Borrower, (i) to set-off against, and to appropriate and apply to the payment of the Obligations (whether matured or unmatured, fixed or contingent or liquidated or unliquidated), any and all amounts owing by the Agent, such Letter of Credit Issuer or such

Lender, or any such office or branch, to the Borrower (whether payable in Dollars or any other currency, whether matured or unmatured, and, in the case of deposits, whether general or special time or demand and however evidenced) and
(ii) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such Obligations and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as such Person in its sole discretion may elect. The Borrower agrees, to the fullest extent it may effectively do so under Applicable Law, that any holder of a participation in any Extension of Credit may exercise rights of set-off and counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation. The Agent, each Letter of Credit Issuer and each Lender agrees to give the Borrower prompt notice following its exercise of any set-off pursuant to this Section, but the failure to give such notice shall not affect the effectiveness of such exercise.

                  (b) Sharing of Set-Offs. Each of the Agent, the Letter of Credit Issuers and the Lenders agree that if it shall, by exercising any right of set-off or counterclaim or otherwise, obtain any payment (whether voluntary or involuntary), of a proportion of the Obligations held by it that is greater than the proportion received by any other of them in respect of the Obligations held by such other of them, the Agent, the Letter of Credit Issuer and/or the Lender, as the case may be, receiving such proportionately greater payment shall purchase such participations in the Obligations held by the other of them, and such other adjustments shall be made, as may be required so that all such payments in respect of the Obligations shall be shared by all of them pro rata. Any party receiving such proportionately greater payment shall immediately notify the Agent thereof. Promptly upon its receipt of such notice, the Agent shall notify each of the Lenders and the Letter of Credit Issuers of the amount or amounts received by one or more of the Lenders in excess of its Proportionate Share thereof. On the immediately succeeding Business Day after the giving of such notice by the Agent, the appropriate adjustments in the Obligations shall be made as provided in this Section 11.6(b).

                  (c) No Impairment of Set-Off Rights. Nothing in subsection (b) of this Section 11.6 shall impair the right of the Agent, any Letter of Credit Issuer or any Lender to exercise any right of set-off or counterclaim it may have, or to otherwise obtain payment, and to apply such amount to the payment of indebtedness other than the Obligations.

         Section 11.7 Assignment and Participations.

                  (a) Assignments. The Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and all the Lenders, and no such assignment or transfer of any such obligations shall relieve the Borrower thereof unless the Lenders shall have consented to such release in a writing specifically referring to the obligation from which the Borrower is to be released. Any Lender may assign its rights and delegate its obligations under this Agreement and the other Loan Documents and further may assign, all or any part of any Extensions of Credit made by it, or its Commitment or any other interest herein or in any other Loan Documents to another bank or entity; provided, that, except in the case of an assignment by a Lender to one of its branches or its affiliates, (i) the Agent and each Letter of Credit Issuer shall have consented in writing to such assignment and the terms thereof, including the amount of such assignment and the assignee thereof, but which consent shall not be unreasonably withheld, (ii) the Agent shall have received a $5,000 assignment fee from the assignor Lender, and (iii) the Agent shall have received an Assignment and Assumption Agreement in the form of Schedule 11.7 duly executed by the assignee, the assignor Lender and the Agent; and provided further that except (A) in the case of an assignment by a Lender to one of its branches or affiliates or (B) in the case of an assignment to a bank, a fund or an institutional investor with capital and surplus in excess of $300,000,000 or any of whose securities are rated investment grade or above by any nationally recognized rating service, the Borrower shall have given its prior written consent which consent shall not be unreasonably withheld or delayed; as promptly as practicable following its becoming a Lender hereunder, each assignee shall notify the Borrower thereof and provide the Borrower with a copy thereof. Upon any such assignment by a Lender pursuant to the terms hereof, the assignee thereof shall have, to the extent of such assignment (unless otherwise provided therein) the same rights and benefits as it would have if it were an original Lender hereunder and under the Loan Documents, and such assignee shall assume all of the obligations of a Lender hereunder and such assignor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required to effect such assignments, assumptions and corresponding releases.

                  (b) Participations. Any Lender may from time to time sell or otherwise grant participations in the Extensions of Credit, and the holder of any such participation, if the participation agreement so specifically provides, shall be entitled to all of the rights of a Lender hereunder respecting the taking of any action directly affecting the extension of the final maturity of the principal amount of, or any payment date for any interest on, a Loan allocated to such participation, the reduction in the principal amount of, or the rate of interest payable on, the Loans, the release of all or substantially all of the Collateral, or the enforcement of the Obligations. Except as provided in the preceding sentence and as provided in Article VIII or Section 11.6, a holder of a participation shall not be deemed a Lender.

                  (c) Requirements Upon Transfer. If, pursuant to this subsection, any interest in this Agreement or any Loan Document is transferred to any assignee that is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such assignee concurrently with the effectiveness of such transfer, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Agent, the Letter of Credit Issuers and the Borrower) that it is either (x) entitled to the benefits of an income tax treaty with the United States that provides for an exemption from United States withholding tax on interest and other payments which may be made by the Borrower to other Loan Document; or (y) is engaged in the trade or business within the United States, (ii) to furnish to the transferor Lender, the Agent, the Letter of Credit Issuers and the Borrower either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such assignee claims entitlement to complete exemption from U.S. federal withholding tax on all payments hereunder) and (iii) to agree (for the benefit of the transferor Lender, the Agent, the Letter of Credit Issuers and the Borrower) to provide to the transferor Lender, the Agent, the Letter of Credit Issuers and the Borrower a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations with regard to such withholding tax exemption.

                  (d) Lender Covenants. Each Lender represents and warrants to the Borrower, the Letter of Credit Issuers and the Agent that it is either (x) a United States person (as defined in Section 7701(a)(30) of the Code); (y) entitled to the benefits of an income tax treaty with the United States that provides for an exemption from United States withholding tax on interest and other payments which may be made by the Borrower to such Lender pursuant to the terms of this Agreement or any other Loan Document; or (z) engaged in trade or business within the United States. Each Lender that is organized under the laws of any jurisdiction other than the United States or any State thereof (including the District of Columbia) agrees to furnish to the Agent, the Letter of Credit Issuers and the Borrower, prior to the date of the first interest payment hereunder, two copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Lender claims entitlement to complete exemption from U.S. federal withholding tax on all payments hereunder) and to provide to the Agent, the Letter of Credit Issuers and the Borrower a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Lender, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemptions.

         Section 11.8 Governing Law. THIS AGREEMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE LENDERS IN GEORGIA, AND THE AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF GEORGIA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         Section 11.9 Judicial Proceedings; Waiver of Jury Trial. ANY JUDICIAL PROCEEDING BROUGHT AGAINST THE BORROWER WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS, MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE CITY OF ATLANTA, STATE OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER (A) ACCEPTS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURT, AND IRREVOCABLY AGREES (WITHOUT WAIVING ANY RIGHT TO APPEAL) TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND (B) IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM (WITHOUT WAIVING ANY RIGHT THE

BORROWER MAY HAVE TO REMOVE ANY SUCH JUDICIAL PROCEEDING TO THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF ATLANTA, STATE OF GEORGIA). THE BORROWER HEREBY WAIVES, PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, (WITH A COPY BY OVERNIGHT COURIER), AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11.1, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED ON THE FIFTH DAY AFTER SUCH SERVICE IS DEPOSITED IN THE MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT, ANY LETTER OF CREDIT ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDERS, THE AGENT OR THE LETTER OF CREDIT BANKS, INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE CITY OF ATLANTA AND STATE OF GEORGIA. THE BORROWER, THE AGENT, EACH LETTER OF CREDIT ISSUER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH ANY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER AND WHETHER ARISING OR ASSERTED BEFORE OR AFTER THE AGREEMENT DATE OR BEFORE OR AFTER PAYMENT, OBSERVANCE AND PERFORMANCE IN FULL OF THE BORROWER'S OBLIGATIONS HEREUNDER OR THEREUNDER.

         Section 11.10 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         Section 11.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

         Section 11.12 Entire Agreement. This Agreement and the other Loan Documents, and the Notes executed in connection herewith embody the entire agreement between the parties hereto relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

         Section 11.13 Survival of Obligations. Except as otherwise expressly provided herein, the representations, warranties, rights and obligations of the parties hereunder shall survive the execution of this Agreement, any investigation of any matters by the Agent, any Letter of Credit Issuer or any Lender and the extension and repayment of the Loans and other Obligations. This Agreement, other than the indemnities set forth in Sections 9.6 and 11.2, which shall survive, shall terminate upon the termination, expiration or reduction to zero of the Lenders' Commitments and the payment in full of all outstanding Loans, Letter of Credit Obligations and other Obligations.

         Section 11.14 Successors and Assigns. Subject to the provisions of
Section 11.7, all of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 11.15 Limitation of Liability. Neither the Lenders, the Letter of Credit Issuers, the Agent or any Affiliate thereof shall have any liability with respect to, and, THE BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON, ANY CLAIM FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY THE BORROWER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the day and year first written above.


                                    KING PHARMACEUTICALS, INC.,
                                    as Borrower



                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, as Agent



                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------

                                    "LENDERS"

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------



Commitments:                        Amount:          Percentage:

Revolving:
Term
Total

Base Rate Lending Office:

    Attention:

Eurodollar Lending Office:

    Attention:


Address for purposes of Section 11.1:






Telecopier No.:  (___) ___-____
Telephone No.:  (___) ___-____

Attention: